UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)
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SALLY BEAUTY HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)
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3001 Colorado Boulevard, Denton, Texas 76210
To our Stockholders,
     You are cordially invited to attend the annual meeting of stockholders of Sally Beauty Holdings, Inc., which will take place at the Sally Support Center, 3001 Colorado Boulevard, Denton, Texas 76210 on Thursday, April 26, 2007, at 9:00 a.m., local time. Details of the business to be conducted at the annual meeting are given in the Official Notice of the Meeting, Proxy Statement, and form of proxy enclosed with this letter.
     Even if you intend to join us in person, we encourage you to vote in advance so that we will know that we have a quorum of stockholders for the meeting. When you vote in advance, please indicate your intention to personally attend the annual meeting. Please see the Question and Answer section on Page 3 of the enclosed Proxy Statement for instructions on how to obtain an admission ticket if you plan to personally attend the annual meeting.
     Whether or not you are able to personally attend the annual meeting, it is important that your shares be represented and voted. Your prompt vote over the Internet, by telephone via toll-free number, or by written proxy will save the Corporation the expense and extra work of additional proxy solicitation. Voting by any of these methods at your earliest convenience will ensure your representation at the annual meeting if you choose not to attend in person. If you decide to attend the annual meeting, you will be able to vote in person, even if you have personally submitted your proxy. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options.
     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Sally Beauty Holdings, Inc.

James G. Berges
Chairman of the Board

April 9, 2007

Sally Beauty Holdings, Inc.
3001 Colorado Boulevard, Denton, Texas 76210

Official Notice of Annual Meeting of Stockholders

To our Stockholders:
     The annual meeting of stockholders of Sally Beauty Holdings, Inc. will take place at the Sally Support Center, 3001 Colorado Boulevard, Denton, Texas 76210 on Thursday, April 26, 2007, at 9:00 a.m., local time, for the purpose of considering and acting upon the following:
     (1) The election of four directors for a three-year term;
     (2) The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year 2007;
     (3) The approval of the Sally Beauty Holdings, Inc. 2007 Omnibus Incentive Plan; and
     (4) The approval of the Sally Beauty Holdings, Inc. Annual Incentive Plan.
     Only stockholders of record at the close of business on February 28, 2007 will be entitled to vote at the meeting.

By Order of the Board of Directors,

Raal H. Roos
Corporate Secretary

April 9, 2007

IMPORTANT:
If you plan to attend the annual meeting you must have an admission ticket or other proof of share ownership as of the record date. Please see the Question and Answer section on Page 3 of this Proxy Statement for instructions on how to obtain an admission ticket. Please note that the doors to the annual meeting will open at 8:00 a.m. and will close promptly at 9:00 a.m. Whether or not you expect to personally attend, we urge you to vote your shares at your earliest convenience to ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone via toll-free number, or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. Enclosed is an addressed, postage-paid envelope for those voting by mail in the United States. Because your proxy is revocable at your option, submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so. Please refer to the voting instructions included on your proxy card or the voting instructions forwarded by your bank, broker, or other holder of record.

i

ii

Sally Beauty Holdings, Inc.
3001 Colorado Boulevard, Denton, Texas 76210

PROXY STATEMENT
Annual Meeting of Stockholders
April 26, 2007
     This Proxy Statement is being furnished by Sally Beauty Holdings, Inc. (the “Corporation”) in connection with a solicitation of proxies by its Board of Directors (the “Board of Directors” or the “Board”) to be voted at the annual meeting of the Corporation’s stockholders to be held on April 26, 2007 (the “annual meeting” or “meeting”). Whether or not you personally attend, it is important that your shares be represented and voted at the annual meeting. Most stockholders have a choice of voting over the Internet, by using a toll-free telephone number, or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker, or other stockholder of record to determine which voting options are available to you. Please be aware that if you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible. The Internet voting and telephone voting facilities for stockholders of record will be available until the annual meeting begins at 9:00 a.m., local time, on April 26, 2007. This Proxy Statement and the accompanying proxy card were first mailed on or about March 7, 2007.
SOLICITATION AND RATIFICATION OF PROXIES
     If the enclosed form of proxy card is signed and returned, it will be voted as specified in the proxy, or, if no vote is specified, it will be voted FOR all nominees presented in Proposal 1 and FOR the proposals set forth in Proposals 2, 3 and 4. If any matters that are not specifically set forth on the proxy card and in this Proxy Statement properly come to a vote at the meeting, the proxy holders will vote in accordance with their best judgments. At any time before it is exercised, you may revoke your proxy by timely delivery of written notice to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote), or by voting via ballot at the annual meeting. Voting in advance of the annual meeting will not limit your right to vote at the annual meeting if you decide to attend in person. If you are a beneficial owner, but your shares are registered in the name of a bank, broker, or other stockholder of record, the voting instructions form mailed to you with this Proxy Statement may not be used to vote in person at the annual meeting. Instead, to be able to vote in person at the annual meeting you must obtain, from the stockholder of record, a proxy in your name and present it at the meeting. See “Questions and Answers about the Meeting and Voting” in this Proxy Statement for an explanation of the term “stockholder of record.”
     The proxy accompanying this Proxy Statement is being solicited by the Board of Directors. The Corporation will bear the entire cost of this solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional information furnished to stockholders. In addition to using the mail, proxies may be solicited by directors, executive officers, and other employees of Sally Beauty Holdings, Inc. or its subsidiaries, in person or by telephone. No additional compensation will be paid to directors, executive officers, or other employees for their services. Sally Beauty Holdings, Inc. will also request banks, brokers, and other stockholders of record to forward proxy materials, at the Corporation’s expense, to the beneficial owners of the shares. The Corporation has retained Mellon Investor Services LLC to assist us with the solicitation of proxies for an estimated fee of approximately $5,500, plus normal expenses not expected to exceed $2,500.

OUTSTANDING STOCK AND VOTING PROCEDURES
Outstanding Stock
     The stockholders of record of Sally Beauty Holdings, Inc. Common Stock (“Common Stock”) at the close of business on February 28, 2007 will be entitled to vote in person or by proxy at the annual meeting. At that time, the Corporation had 180,621,784 outstanding shares of its Common Stock. Each stockholder will be entitled to one vote in person or by proxy for each share of Common Stock held. A quorum for the transaction of business shall be constituted by the presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote. All shares for which proxies or voting instructions are returned are counted as present for purposes of determining the existence of a quorum at the annual meeting. Proxies or voting instructions returned by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers as to that matter (“broker non-votes”) will not be counted as votes on that matter.
Voting Procedures
     Votes cast by proxy or in person at the meeting will be tabulated by the Inspector of Election from Computershare Trust Company, N.A. In addition, the following voting procedures will be in effect for each proposal described in this Proxy Statement:
     Proposal 1. Nominees for available director positions of Sally Beauty Holdings, Inc. must be elected by a plurality of the votes cast at the annual meeting. Abstentions would count as votes against the nominees. Broker non-votes will have no effect on the outcome of such vote because elections of directors are determined on the basis of votes cast, and broker non-votes are not counted as votes cast.
     Proposal 2. Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm requires the affirmative vote of a majority of the votes entitled to be cast by the shares of stock present in person or by proxy at the annual meeting and entitled to vote thereon. Abstentions would count as votes against the proposal. Broker non-votes will have no effect in determining whether the proposal has been approved.
     Proposal 3. Approval of the Sally Beauty Holdings, Inc. 2007 Omnibus Incentive Plan requires the affirmative vote of a majority of the votes entitled to be cast by the shares of stock present in person or by proxy at the annual meeting and entitled to vote thereon. Abstentions would count as votes against the proposal. Broker non-votes will have no effect in determining whether the proposal has been approved.
     Proposal 4. Approval of the Sally Beauty Holdings, Inc. Annual Incentive Plan requires the affirmative vote of a majority of the votes entitled to be cast by the shares of stock present in person or by proxy at the annual meeting and entitled to vote thereon. Abstentions would count as votes against the proposal. Broker non-votes will have no effect in determining whether the proposal has been approved.
     If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, such matters shall be decided by the affirmative vote of a majority of the votes entitled to be cast by the shares of stock present in person or by proxy at the annual meeting and entitled to vote on the matter so proposed, unless otherwise provided in the Corporation’s Certificate of Incorporation or By-Laws or the Delaware General Corporation Law. None of the members of our Board have informed the Corporation in writing that they intend to oppose any action intended to be taken by the Corporation.
     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE CORPORATION SINCE THE DATE OF THIS PROXY STATEMENT.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
1.	What is a proxy?

A proxy is your legal designation of another person, called a proxy holder, to vote the shares that you own. If you designate someone as your proxy holder in a written document, that document is called a proxy. We have designated David L. Rea, our Senior Vice President, Chief Financial Officer and Treasurer, and Mark Faulkner, our Vice President and Assistant Treasurer, to act as proxy holders at the annual meeting as to all shares for which proxies are returned or voting instructions are provided by Internet or telephonic voting.

2.	What is a proxy statement?

A proxy statement is a document that the Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy card designating the proxy holders described above to vote on your behalf.

3.	What is the difference between a stockholder of record and a stockholder who holds stock in street name, also called a “beneficial owner?”
•	If your shares are registered in your name at Computershare Trust Company, N.A., you are a stockholder of record.

•	If your shares are registered at Computershare Trust Company, N.A. in the name of a broker, bank, trustee, nominee, or other similar stockholder of record, your shares are held in street name and you are the beneficial owner of the shares.
4.	How do you obtain an admission ticket to personally attend the annual meeting?
•	Stockholders of Record. Your admission ticket is attached to your proxy card. You will need to bring it with you to the meeting.

•	Street Name Holders. You will need to ask your broker or bank for an admission ticket in the form of a legal proxy and you will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy. Please note that if you own shares in street name, and you are issued a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.
Please note that whether you are a stockholder of record or street name holder, you will also need to bring a government-issued photo identification card to gain admission to the annual meeting.

5.	What different methods can you use to vote?
•	By Written Proxy. All stockholders may vote by mailing the written proxy card.

•	By Telephone and Internet Proxy. All stockholders of record may also vote by telephone from the U.S. using the toll-free telephone number on the proxy card, or by the Internet, using the procedures and instructions described on the proxy card and other enclosures. Street name holders may vote by telephone or the Internet if their bank, broker, or other stockholder of record makes those methods available, in which case the bank, broker, or other stockholder of record will enclose the instructions with the Proxy Statement. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

•	In Person. All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy, as described in question 4).

6.	What is the record date and what does it mean?

The record date for the annual meeting is February 28, 2007. The record date is established by the Board of Directors as required by Delaware law. Stockholders of record at the close of business on the record date are entitled to receive notice of the annual meeting and to vote their shares at the meeting.

7.	What are your voting choices for director nominees, and what vote is needed to elect directors?

For the vote on the election of the Class I director nominees to serve until the 2010 annual meeting, stockholders may:
•	vote in favor of all nominees,

•	vote to withhold votes from all nominees, or

•	vote to withhold votes as to specific nominees, with the remainder of the nominees to be voted in favor.
Directors will be elected by a plurality of the votes cast in person or by proxy at the annual meeting. The Board recommends a vote “FOR” each of the director nominees.

8.	What is a plurality of the votes?

In order to be elected, a director nominee does not have to receive a majority of the affirmative votes cast for directors. Instead, the three nominees elected are those who receive the most affirmative votes of all the votes cast on Proposal 1 in person or by proxy at the meeting.

9.	What are your voting choices on the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm, and what vote is needed to ratify their appointment?

In the vote on the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, stockholders may:
•	vote in favor of the ratification,

•	vote against the ratification, or

•	abstain from voting on the ratification.
The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm will require the affirmative vote of a majority of the votes entitled to be cast by the shares of stock present in person or by proxy at the annual meeting and entitled to vote thereon. The Board recommends a vote “FOR” proposal 2.

10.	What are your voting choices on the approval of the Sally Beauty Holdings, Inc. 2007 Omnibus Incentive Plan?

In the vote on the approval of the Sally Beauty Holdings, Inc. 2007 Omnibus Incentive Plan, which we call the 2007 Omnibus Plan, stockholders may:
•	vote in favor of the plan,

•	vote against the plan, or

•	abstain from voting on the plan.
The proposal to approve the Sally Beauty Holdings, Inc. 2007 Omnibus Plan will require the affirmative vote of a majority of the votes entitled to be cast by the shares of stock present in person or by proxy at the annual meeting and entitled to vote thereon. The Board recommends a vote “FOR” proposal 3.

11.	What are your voting choices on the approval of the Sally Beauty Holdings, Inc. Annual Incentive Plan?

In the vote on the approval of the Sally Beauty Holdings, Inc. Annual Incentive Plan, stockholders may:
•	vote in favor of the plan,

•	vote against the plan, or

•	abstain from voting on the plan.
The proposal to approve the Sally Beauty Holdings, Inc. Annual Incentive Plan will require the affirmative vote of a majority of the votes entitled to be cast by the shares of stock present in person or by proxy at the annual meeting and entitled to vote thereon. The Board recommends a vote “FOR” proposal 4.

12.	What if a stockholder does not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each proposal described on the enclosed proxy. However, proxies that are signed and returned will be voted “FOR” proposals described in this proxy statement for which no specific instructions are given.

13.	How are abstentions and broker non-votes counted?

Both abstentions and broker non-votes are counted as “present” for purposes of determining the existence of a quorum at the annual meeting. Abstentions will count as a vote against the nominees on Proposal 1 and as a vote against the proposal on Proposals 2, 3 and 4. Broker non-votes will not be included in vote totals and will not affect the outcome of the vote on Proposals 1, 2, 3 or 4.
ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION
Board Purpose and Structure
     The mission of the Board is to provide strategic guidance to the Corporation’s management, to monitor the performance and ethical behavior of the Corporation’s management, and to maximize the long-term financial return to the Corporation’s stockholders, while considering and appropriately balancing the interests of other stakeholders and constituencies.
     Background. Sally Beauty Supply began as a single store in New Orleans in 1964 and was purchased in 1969 by our former parent company, Alberto-Culver Company. On November 16, 2006, we separated from Alberto-Culver and became an independent company traded on the New York Stock Exchange. Our separation from Alberto-Culver and its consumer products-focused business was pursuant to an investment agreement, dated as of June 19, 2006, as amended, among us, Alberto-Culver, CDRS Acquisition LLC and others. We were formed as a Delaware corporation in June of 2006 in connection with this transaction to be the ultimate parent of Sally Beauty Supply and BSG and other subsidiaries following the separation.
     In connection with our separation from Alberto-Culver Company, CDRS Acquisition LLC, or CDRS, and CD&R Parallel Fund VII, L.P., which we refer to as Parallel Fund and which we refer to together with CDRS as the CDR investors, invested an aggregate of $575 million in cash equity, representing ownership subsequent to the separation of approximately 48% of the outstanding shares of our common stock on an undiluted basis.
     Composition. Our Board of Directors consists of eleven individuals, in three staggered classes, as nearly equal in number as possible, with six persons named by Alberto-Culver, including Mr. Winterhalter (our President and Chief Executive Officer), five of whom qualify as independent of the Corporation under the rules of the New York Stock Exchange, and five persons named by CDRS Acquisition LLC, or CDRS, two of whom qualify as independent of the Corporation under the rules of the NYSE.

     Pursuant to the stockholders agreement among us, CDRS, CD&R Parallel Fund VII, L.P., (which we refer to as Parallel Fund and which we refer to together with CDRS as the CDR investors) and Mrs. Carol L. Bernick, Mr. Leonard H. Lavin and certain of our other stockholders, following the 2007 annual meeting of our stockholders until the earlier of the tenth anniversary of the closing date and the termination of the stockholders agreement, so long as the ownership percentage of CDR investors’ and their affiliates’ and their permitted transferees’ shares of our common stock in the aggregate equals or exceeds the percentages set forth in the table below, CDRS will have the right to designate for nomination to our Board of Directors, a number of individuals, to whom we refer as CDRS designees, set forth opposite the applicable percentage:

Number of
Ownership	Investor
Percentage	Designees
45% or greater	five individuals
less than 45% but equal to or greater than 35%	four individuals
less than 35% but equal to or greater than 25%	three individuals
less than 25% but equal to or greater than 15%	two individuals
less than 15% but equal to or greater than 5%	one individual
     Vacancies. Under the stockholders agreement, any vacancy occurring in our Board of Directors and any newly-created directorships will be filled by a vote of a majority of the remaining directors, provided that until the earlier of the tenth anniversary of the closing date and the termination of the stockholders agreement, the CDRS designees who are members of the Nominating and Corporate Governance Committee of our Board of Directors (or if none remain, the remaining CDRS designees) have the right to designate for nomination or appointment to the Board of Directors a replacement in the event of the death, resignation, retirement, disqualification or removal from office (other than removal for cause) of a CDRS designee. Prior to the 2007 annual meeting of stockholders, the non-CDRS designees have the right to designate for appointment to our Board of Directors a replacement in the event of the death, resignation, retirement, disqualification or removal from office (other than removal for cause) of a non-CDRS designee.
     Chairman. Under the stockholders agreement, the Chairman of our Board of Directors is a CDRS designee through our 2007 Annual Meeting of Stockholders.
     Pursuant to the Corporation’s By-Laws, the Board is “classified,” which means it is divided into three classes of directors based on the expiration of their terms. Under the classified Board arrangement, directors are elected to terms that expire on the annual meeting date three years following the annual meeting at which they were elected, and the terms are “staggered” so that the terms of approximately one-third of the directors expire each year. Accordingly, this Proposal 1 seeks the election of four directors whose terms expire in 2007.
     The terms of four directors, James G. Berges, Marshall E. Eisenberg, John A. Miller and Richard J. Schnall, will expire at the annual meeting in 2007. Following the recommendations of our Nominating and Corporate Governance Committee, our Board of Directors has nominated Messrs. Berges, Eisenberg, Miller and Schnall for election to a term that will expire at the annual meeting in 2010.
     Unless otherwise indicated, all proxies that authorize the proxy holders to vote for the election of directors will be voted FOR the election of the nominees listed below. If a nominee becomes unavailable for election as a result of unforeseen circumstances, it is the intention of the proxy holders to vote for the election of such substitute nominee, if any, as the Board of Directors may propose. As of the date of this Proxy Statement each of the nominees has consented to serve and the Board is not aware of any circumstances that would cause a nominee to be unable to serve as a director.
PROPOSAL 1 — ELECTION OF DIRECTORS
     The Board of Directors has nominated the following directors for election. Each of the following nominees, a current director with a term expiring at the 2007 annual meeting, has furnished to the Corporation the following information with respect to his principal occupation or employment and principal business directorships:

Class I — Directors with Terms Expiring in 2007
     James G. Berges, Director and Chairman of the Board, age 59. Mr. Berges is an operating principal of Clayton, Dubilier & Rice, Inc. Mr. Berges was President of Emerson Electric Co. from 1999 until his retirement in 2005. Emerson Electric Co. is a global manufacturer of products, systems and services for industrial automation, process control, HVAC, electronics and communications, and appliances and tools. He is also a director of MKS Instruments, Inc. and PPG Industries, Inc.
     Marshall E. Eisenberg, Director, age 61. Mr. Eisenberg is a founding partner of the Chicago law firm of Neal, Gerber & Eisenberg LLP and has been a member of the firm’s Executive Committee for the past 20 years. Mr. Eisenberg is Secretary of General Growth Properties, Inc. and a director of Engineered Controls International, Inc., Jel-Sert Company and Ygomi, Inc. Mr. Eisenberg has served on the Board of Visitors of the University of Illinois College of Law. Mr. Eisenberg received his J.D. degree with honors from the University of Illinois College of Law in 1971, where he served as a Notes and Comments Editor of the Law Review and was elected to the Order of the Coif.
     John A. Miller, Director, age 53. Mr. Miller is the President and Chief Executive Officer of North American Corporation of Illinois, a multi-divisional company specializing in industrial paper products, packaging, printing and other commercial consumables. Mr. Miller has served as the President of North American Corporation of Illinois since 1987. Mr. Miller is also a director of Atlantic Premium Brands, Ltd. and Laureate Education, Inc.
     Richard J. Schnall, Director, age 37. Mr. Schnall is a financial principal of Clayton, Dubilier & Rice, Inc. Prior to joining Clayton, Dubilier & Rice, Inc. in 1996, he worked in the Investment Banking division of Donaldson, Lufkin & Jenrette, Inc. and Smith Barney & Co. Mr. Schnall is a limited partner of CD&R Associates VI Limited Partnership, a director and stockholder of CD&R Investment Associates VI, Inc. and a director of VWR International, Inc. and SIRVA, Inc. Mr. Schnall is a graduate of the Wharton School of Business at the University of Pennsylvania and holds a Masters of Business Administration from Harvard Business School.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.
CONTINUING DIRECTORS
     The background and business affiliations of the Corporation’s other directors, whose terms of service continue beyond 2007, are set forth below:
Class II — Directors with Terms Expiring in 2008
     Kathleen J. Affeldt, Director, age 58. Ms. Affeldt retired from Lexmark International in February 2003 where she had been Vice President of Human Resources since July 1996. She joined Lexmark when it became an independent company in 1991 as the Director of Human Resources. Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems. She later held a number of human resources management positions. Ms. Affeldt has served as a director of SIRVA, Inc. since August 2002 and currently serves as chair of the Board’s Compensation Committee. She also serves as a director of BTE, Inc. and Whole Health,
     Walter L. Metcalfe, Jr., Director, age 68. Mr. Metcalfe is the Senior Counsel of Bryan Cave LLP, an international law firm, and for ten years ending in September 2004 he served as its chairman and chief executive officer. Mr. Metcalfe holds a law degree from the University of Virginia where he was elected to the Order of the Coif.
     Edward W. Rabin, Director, age 60. Mr. Rabin was President of Hyatt Hotels Corporation until 2006, having served in various senior management roles since joining the company in 1969. Mr. Rabin is a director of SMG Corporation. He is also a director of PrivateBancorp, Inc. and serves on its investment, compensation, nominating and corporate governance committees. Mr. Rabin is a director of WMS Industries Inc., serving as chair of its compensation committee and as a member of its audit committee. He is a board member of Oneida Holdings, Inc. He is a board member and trustee of the Museum of Contemporary Art, Chicago and a consulting director of the Richard Gray Gallery, Chicago and New York. Mr. Rabin attended the Wharton School of Advanced Business Management.

     Gary G. Winterhalter, President, Chief Executive Officer and Director, age 55. Mr. Winterhalter is the Company’s President and Chief Executive Officer, as well as a director. Prior to the Corporation’s separation from the Alberto-Culver Company, Mr. Winterhalter served as the President of Sally Holdings since May 2005. From January 2004 to May 2005, Mr. Winterhalter served as President, Sally Beauty Supply/BSG North America, and from January 1996 to January 2004, he served as President of Sally USA. Mr. Winterhalter also served in other operating positions with Alberto-Culver between 1987 and 1996.
Class III — Directors with Terms Expiring in 2009
     Donald J. Gogel, Director, age 58. Mr. Gogel is President and Chief Executive Officer of Clayton, Dubilier & Rice, Inc. Prior to joining Clayton, Dubilier & Rice, Inc. in 1989, Mr. Gogel was a partner at McKinsey & Company, Inc. and a Managing Director at Kidder, Peabody & Company, Inc. He served as interim Chief Executive Officer of Kinko’s in 1996. Mr. Gogel holds a B.A. degree from Harvard College, a graduate degree from Balliol College, Oxford University, where he was a Rhodes Scholar, and a J.D. degree from Harvard Law School.
     Robert R. McMaster, Director, age 58. Mr. McMaster is a director of Dominion Homes, Inc. and a member of its audit committee and compensation committee and is chairman of The Columbus Foundation audit committee. From May 2003 until June 2006, Mr. McMaster served as a director of American Eagle Outfitters, Inc. and as chairman of its audit committee and a member of its compensation committee. From December 2003 until February 2005, Mr. McMaster served as Chief Executive Officer of ASP Westward, LLC and ASP Westward, L.P. and from June 1997 until February 2002, Mr. McMaster served as Chief Executive Officer of Westward Communications Holdings, LLC and Westward Communications, L.P. Mr. McMaster is a former partner of KPMG LLP and a former member of its management committee.
     Martha Miller de Lombera, Director, age 59. Ms. Miller de Lombera retired from The Procter & Gamble Company, a manufacturer and marketer of a broad range of consumer products, in 2001, following 25 years of service in various marketing and general management positions. At the time of her retirement, she was Vice President and General Manager — Latin American North Market Development Organization. Ms. Miller de Lombera is also a director of Nationwide Financial Services, Inc., where she is a member of its Finance Committee, and a director of Ryerson Inc.
INFORMATION REGARDING CORPORATE GOVERNANCE, THE BOARD,
AND ITS COMMITTEES
     Sally Beauty Holdings, Inc. is committed to conducting its business in a way that reflects best practices and high standards of legal and ethical conduct. To that end, the Board of Directors has approved a comprehensive system of corporate governance documents. These documents meet or exceed the requirements established by the New York Stock Exchange listing standards and by the SEC and are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. These policies embody the principles, policies, processes, and practices followed by the Board, executive officers and employees in governing the Corporation, and serves as a flexible framework for sound corporate governance.
Code of Business Conduct and Ethics and Governance Guidelines
     The Board of Directors has adopted (a) Corporate Governance Guidelines and a (b) Code of Business Conduct and Ethics that apply to directors, officers and employees. Copies of these documents and the committee charters are available on our website at www.sallybeautyholdings.com1 and are available in print to any person, without charge, upon written request to the Vice President of Investor Relations. We intend to disclose on our website at www.sallybeautyholdings.com any substantive amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics that applies to these individuals or persons performing similar functions.

Stockholder-Director Communications
     Stockholders and other interested parties may contact any member (or all members) of the Board (including the non-management directors as a group, the presiding non-management director, any Board committee or any chair of any such committee) by addressing written correspondence to the attention of the General Counsel of the Corporation at 3001 Colorado Boulevard, Denton, Texas 76210. The General Counsel will open all communications received for the sole purpose of determining whether the contents represent a message to our directors. Any contents that legitimately relate to the business and operation of the Corporation and that are not in the nature of advertising, promotions of a product or service, patently offensive material, charitable requests, repetitive materials, or designed to promote a political or similar agenda will be forwarded promptly to the addressee.
Director Independence
     The Board of Directors comprises one management director, Mr. Winterhalter, who is the Corporation’s President and CEO, and ten non-management directors. Three of our non-management directors (Chairman Berges and Messrs. Gogel and Schnall) are affiliated with Clayton, Dubilier & Rice, Inc., affiliates of which manage the CDR Investors, the beneficial owners of approximately 48% of our Common Stock. Under the Corporate Governance Guidelines, our directors are deemed independent if the Board has made an affirmative determination that such director has no material relationship with the Corporation (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation). Our Board of Directors has affirmatively determined that Directors Affeldt, Eisenberg, McMaster, Metcalfe, Miller, Miller de Lombera, and Rabin satisfy the independence requirements of our Corporate Governance Guidelines, as well as the New York Stock Exchange relating to directors. In addition, our Board of Directors has affirmatively determined that Messrs. McMaster, Eisenberg, Metcalfe and Miller are also “independent” under the SEC’s standards for independent audit committee members, as discussed below. As part of its annual evaluation of director independence, the Board examined (among other things) whether any transactions or relationships exist currently (or existed during the past three years), between each independent director and the Corporation, its subsidiaries, affiliates, equity investors, or independent auditors and the nature of those relationships under the relevant NYSE and SEC standards. The Board also examined whether there are (or have been within the past year) any transactions or relationships between each independent director and members of the senior management of Sally Beauty Holdings, Inc. or its affiliates. As a result of this evaluation, the Board has affirmatively determined that Directors Affeldt, Eisenberg, McMaster, Metcalfe, Miller, Miller de Lombera, and Rabin are independent under those criteria.
Nomination of Directors
     The Board of Directors is responsible for nominating directors for election by our stockholders and filling any vacancies on the Board of Directors that may occur. The Nominating and Corporate Governance Committee will be responsible for identifying individuals the committee believes are qualified to become members of the Board of Directors. In accordance with our Second Amended and Restated By-Laws, after our 2007 annual meeting of stockholders, CDRS shall have the right to nominate a certain number of directors in proportion to its and its affiliates’ ownership of specified percentages of our common stock. We anticipate that the Nominating and Corporate Governance Committee will consider recommendations for director nominees from a wide variety of sources, including other members of the Board of Directors, management, stockholders,

[1]	We have not incorporated by reference into this Proxy Statement the information included on or linked from our Web site, and you should not consider it to be part of this Proxy Statement.

and, if deemed appropriate, from professional search firms. The Nominating and Corporate Governance Committee will take into account the applicable requirements for directors under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. In addition, we anticipate that the committee may take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including such candidate’s judgment, skill, integrity, and business and other experience.
Stockholder Recommendations or Nominations for Director Candidates
     Stockholders wishing to nominate a director must given written notice to our Corporate Secretary under the time frames and in the manner described in Section 1.06 of our By-Laws. All notices of intent to make a nomination for election as a director shall be accompanied by the written consent of each nominee to serve as a director of the Corporation.
     Stockholders wishing to recommend or nominate a director must provide a written notice to our Corporate Secretary that includes a) the name, age, business address and residence address of the nominee(s), b) the principal occupation or employment of the nominee(s), c) the class or series and number of shares of stock of the Corporation which are owned beneficially or of record by the nominee(s), d) a description of all arrangements or understandings between the stockholder and the nominee(s) pursuant to which nominations are to be made by the stockholder, and e) any other information relating to the nominee(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act.
Director Qualifications
     In order to be recommended by the Nominating and Corporate Governance Committee, subject to the provisions of the stockholders agreement, our Corporate Governance Guidelines require that each candidate for director must, at a minimum, have integrity, be committed to act in the best interest of all of our stockholders, and be able and willing to devote the required amount of time to the Corporation’s affairs, including attendance at Board of Director meetings. In addition, the candidate cannot jeopardize the independence of a majority of the Board of Directors.
     Our qualification guidelines also provide that each candidate should preferably also have the following qualifications: business experience, demonstrated leadership skills, experience on other boards, and skill sets that add to the value of our business.
Board Meetings and Attendance
     We became a public company on November 16, 2006, during our 2007 fiscal year. Pursuant to our Corporate Governance Guidelines, our directors are expected to:
•	regularly attend meetings of the Board and the committees of which they are members (as well as the Annual Meeting of Stockholders);

•	spend the time needed to properly discharge their responsibilities;

•	with respect to our non-management directors, meet at regularly scheduled executive sessions in which management does not participate;

•	with respect to our independent directors, meet at least once a year in an executive session without management (for these sessions, the chairmanship of each session is determined on a rotating basis from among the Chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees).
Mandatory Retirement Age.
     Pursuant to our Corporate Governance Guidelines, it is the policy of the Board that no non-management director should serve for more than 15 years in that capacity or beyond the age of 72, except that, where that policy would result in multiple retirements in any 12-month period, the Board may request that a director who would otherwise be due to retire serve up to an additional 12 months.

Directors Who Change Their Present Job Responsibility
     Pursuant to our Corporate Governance Guidelines, a director who experiences a significant change in job responsibilities or assignment will be required to submit a resignation to the Board. The remaining directors, upon recommendation of the Nominating and Corporate Governance Committee, will then determine the appropriateness of continued Board membership.
Self-Evaluation
     The Nominating and Corporate Governance Committee of the Board will conduct a self-evaluation of the Board each year to determine whether the Board and its committees are functioning effectively.
Committees of the Board of Directors
     Pursuant to the second amended and restated by-laws, our Board of Directors established the following committees:
•	Audit Committee;

•	Compensation Committee;

•	Nominating and Corporate Governance Committee;

•	Finance Committee; and

•	Executive Committee.
     The function of each committee is described below.
     Each committee, pursuant to its charter adopted by the Board of Directors, consists of four members, of whom up to two are, and shall be, CDRS designees and at least two shall be, and are, non-CDRS designees. A CDRS designee is entitled under the stockholders agreement to chair the Compensation Committee, the Nominating and Corporate Governance Committee and the Finance Committee, and a non-CDRS designee is entitled to chair the Audit Committee and the Executive Committee.
     Audit Committee. The Audit Committee consists of Mr. McMaster (chair), Mr. Eisenberg, Mr. Metcalfe and Mr. Miller. The Board of Directors has determined that each member of the Audit Committee is financially literate, that each member of the Audit Committee meets the independence requirements of the NYSE and Rule 10A-3 of the Exchange Act and that Mr. Eisenberg, Mr. McMaster and Mr. Miller each qualify as an “audit committee financial expert” (as such term is defined under Item 401(h) of Regulation S-K promulgated under the Securities Act of 1933, as amended).
     The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities for:
•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of our internal audit function and independent auditors.
     Pre-Approval Policy. The Audit Committee has established an Audit and Non-Audit Services Pre-Approval Policy to pre-approve all permissible audit and non-audit services provided by our independent auditors. We expect that on an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be rendered by the independent auditors, together with a budget for the applicable fiscal year. The policy also requires the pre-approval of any fees that are in excess of the amount budgeted by the Audit Committee. The policy contains a provision delegating limited pre-approval authority to the chairman of the Audit Committee in instances when pre-approval is needed prior to a scheduled audit committee meeting. The chairman of the Audit Committee is required to report on such pre-approvals at the next scheduled Audit Committee meeting.

     The Audit Committee is governed by the Audit Committee charter, which was adopted by the Transactions Committee of the Board of Directors on November 16, 2006 and ratified, as amended, by the full Board of Directors on December 5, 2006. A copy of this charter is available on the corporate governance section of our Web site and as Annex I to this Proxy Statement.
     Compensation Committee. The Compensation Committee is composed of members who are considered independent under the independence requirements of the NYSE. The purpose of the Compensation Committee is to, among other things:
•	review and approve corporate goals and objectives relevant to chief executive officer compensation and evaluate the chief executive officer’s performance in light of those goals and objectives;

•	determine and approve the chief executive officer’s compensation level based on this evaluation;

•	approve compensation of other executive officers;

•	review and recommend to the board of directors equity based incentive compensation plans in which executive officers will participate; and

•	prepare the reports and analysis on executive compensation, which will be required to be included in our annual proxy statements.
     The Compensation Committee is governed by the Compensation Committee charter, which was adopted by the Transactions Committee of the Board of Directors on November 16, 2006 and ratified, as amended, by the full Board of Directors on December 5, 2006. A copy of this charter is available on the corporate governance section of our Web site.
     The Compensation Committee consists of Ms. Affeldt (chair), Mr. Eisenberg, Ms. Miller de Lombera and Mr. Rabin.
     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of members who are considered independent under the independence requirements of the NYSE. The purpose of the Nominating and Corporate Governance committee is to, among other things:
•	identify individuals qualified and suitable to become members of our Board of Directors and to recommend to our Board of Directors the director nominees for each annual meeting of stockholders;

•	develop and recommend to our Board of Directors a set of corporate governance principles applicable to the Corporation; and

•	oversee the evaluation of the Board of Directors and management.
     The Nominating and Corporate Governance Committee is governed by the Nominating and Corporate Governance Committee charter, which was adopted by the Transactions Committee of the Board of Directors on November 16, 2006 and ratified by the full Board of Directors on December 5, 2006. A copy of this charter is available on the corporate governance section of our Web site.
     The Nominating and Corporate Governance Committee consists of Mr. Metcalfe (chair), Ms. Affeldt, Ms. Miller de Lombera and Mr. Rabin.
     Executive Committee. The purpose of the Executive Committee is to assist our Board of Directors with its responsibilities and, except as may be limited by law, our Certificate of Incorporation or our By-Laws, to exercise the powers and authority of our Board of Directors when it is not in session. The Executive Committee is governed by the Executive Committee charter, which was adopted by the Board of Directors on December 5, 2006. The Executive Committee consists of Mr. Berges (chair) and Messrs. Miller, Schnall and Winterhalter. A copy of this charter is available on the corporate governance section of our Web site.

     Finance Committee. The purpose of the Finance Committee is to provide assistance to the Board of Directors in satisfying its fiduciary responsibilities relating to our financing strategy, financial policies and financial condition. The Finance Committee consists of Mr. Schnall (chair), and Messrs. Gogel, McMaster and Miller. The Finance Committee is governed by the Finance Committee charter, which was adopted by the Board of Directors on December 5, 2006 and amended on January 25, 2007. A copy of this charter is available on the corporate governance section of our Web site.
Director Indemnification Agreements
     On December 5, 2006, our Board of Directors approved and authorized the Corporation to enter into an indemnification agreement with each member of the Board. The indemnification agreement is intended to provide directors with the maximum protection available under applicable law in connection with their services to the Corporation.
     Each indemnification agreement provides, among other things, that subject to the procedures set forth therein, the Corporation will, to the fullest extent permitted by applicable law, indemnify an indemnitee if, by reason of such indemnitee’s corporate status as a director, such indemnitee incurs any losses, liabilities, judgments, fines, penalties or amounts paid in settlement in connection with any threatened, pending or completed proceeding, whether of a civil, criminal administrative or investigative nature. In addition, each indemnification agreement provides for the advancement of expenses incurred by an indemnitee, subject to certain exceptions, in connection with any proceeding covered by the indemnification agreement. Each indemnification agreement also requires that the Corporation cover an indemnitee under liability insurance available to any of the Corporation’s directors, officers or employees.
Information on the Compensation of Directors
     Employee Directors. Employee directors receive no additional compensation for serving on the Board of Directors or its committees.
     Independent Directors. Pursuant to the Sally Beauty Holdings, Inc. Independent Director Compensation Policy, approved by the Board of Directors on January 25, 2007, each non-employee director who is not affiliated with Clayton, Dubilier & Rice, Inc. (currently Directors Affeldt, Eisenberg, McMaster, Metcalfe, Miller, Miller de Lombera and Rabin), each an Independent Director, receives the following compensation:
CASH COMPENSATION
Retainers for Serving on the Board
     Independent Directors are paid an annual cash retainer of $35,000, payable in advance in quarterly installments, for each calendar year of service on the Board. Cash retainers for partial years of service are pro-rated to reflect the number of days served by an Independent Director during any such quarter.
Retainers for Serving as Chairpersons
     Additional annual cash retainers are paid to an Independent Director who serves as chairperson of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, or Finance Committee. Such additional retainer is payable in advance in quarterly installments, in the following annualized amounts:

Audit Committee	$10,000
Compensation Committee	$7,500
Nominating & Corporate Governance Committee	$5,000
Finance Committee	$5,000

     Additional retainers paid to chairpersons for partial years of service are pro-rated to reflect the number of days served by an Independent Director during any such quarter.
Meeting Fees
     For in-person Board or committee meetings, each Independent Director in attendance receives $2,000. For telephonic Board or committee meetings for which minutes are kept, each independent director in attendance receives $1,000.
EQUITY-BASED COMPENSATION
     Unless otherwise indicated, grants planned pursuant to the Sally Beauty Holdings, Inc. Independent Director Compensation Policy are expected to be made under the 2007 Omnibus Plan, subject to stockholder approval of that plan.
Initial Grants
     Upon the appointment or election of a new Independent Director to the Board, such Independent Director receives an initial grant of options to purchase shares of the Corporation’s Common Stock. Such options shall have a grant date present value equal to $70,000, and shall become exercisable in four equal annual installments beginning on the day before the first anniversary of the grant date.
     Options granted to Independent Directors shall have an exercise price per share equal to the Fair Market Value (as defined in the 2007 Omnibus Plan, see Proposal 3 for additional information) of a share of Common Stock on the grant date, and shall have a ten-year maximum term. In the event an Independent Director’s Board service terminates because of death, disability or involuntary termination without Cause (as defined in the 2007 Omnibus Plan), such Independent Director’s unvested options shall become exercisable upon such termination. If an Independent Director’s Board service is terminated for any other reason than the foregoing, unvested options shall be canceled upon such termination.
     Following the termination of an Independent Director’s Board service, such Independent Director’s vested options shall remain exercisable until the first to occur of (i) the third anniversary of such termination or (ii) the option’s normal expiration date. Notwithstanding the foregoing, if an Independent Director’s Board service is terminated for Cause, any outstanding options shall be forfeited upon such termination.
     On December 5, 2006, the current Independent Directors each received an initial grant of options to purchase 15,000 shares of Common Stock, in accordance with the Corporation’s 2003 Stock Option Plan for Non-Employee Directors, which grants exhausted the share reserve under that plan. Because those grants had a grant date present value of less than $70,000 per Independent Director, the Corporation intends to grant the current Independent Directors additional options under the 2007 Omnibus Plan (subject to shareholder approval of the 2007 Omnibus Plan) with a grant date present value equal to the difference between $70,000 and the grant date present value of the December 5, 2006, grants.
Annual Grants
     Each Independent Director is granted an annual equity-based retainer award with a value at the time of issuance of approximately $70,000. Such award shall normally be made at the first Board meeting each fiscal year in the form of grants of restricted stock units (“RSUs”), in accordance the 2007 Omnibus Plan, and shall vest on the last day of such fiscal year. Independent Directors whose Board service begins after the start of a fiscal year shall receive a grant pro-rated to reflect the number of days remaining in such fiscal year (the Board intends to grant current Independent Directors a full annual grant with respect to fiscal year 2007 following stockholder approval of the 2007 Omnibus Plan). Upon vesting, Independent Director RSUs shall be retained by the Corporation as deferred stock units that shall not be distributed until six months after such Independent Director’s Board service terminates.

     In the event an Independent Director’s Board service terminates because of death, disability or involuntary termination without Cause (as defined in the 2007 Omnibus Plan), a pro rata portion of such Independent Director’s unvested RSUs shall vest upon such termination and shall be distributed immediately thereafter. If an Independent Director’s Board service is terminated for any other reason than the foregoing, unvested RSUs shall be canceled upon such termination.
TRAVEL EXPENSE REIMBURSEMENT
     Each of the Independent Directors is entitled to receive reimbursement for reasonable travel expenses which they properly incur in connection with their functions and duties as a director. With respect to air travel, reimbursements are limited to the cost of first-class commercial airline tickets for the trip and date in question.
     CD&R Affiliated Directors. We are party to a letter agreement with Clayton, Dubilier and Rice, Inc. (“CD&R”), dated as of February 26, 2007, pursuant to which we pay CD&R $37,500 per calendar quarter for each of its professional employees who is designated by CDRS to serve on our Board of Directors. In addition, pursuant to the letter agreement, CD&R designees will receive reimbursement for travel and other out-of-pocket expenses in the same manner as other directors except that to the extent that the Chairman of the Board remains a CD&R Designee, such Chairman will be entitled to up to one hundred fifty thousand dollars ($150,000) per calendar year as reimbursement for actual private air travel expenses in lieu of any reimbursement based on the cost of commercial air travel. In consideration for these payments, CD&R has waived, on behalf of such designees to the board, any right to the payment of other compensation for such person’s service as a director.
No Material Proceedings
     As of February 15, 2007, there are no material proceedings to which any of our directors, executive officers or affiliates, or any owner of record or beneficially of more than five percent of our Common Stock (or their associates), is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries.

COMPENSATION COMMITTEE REPORT
     The Compensation Committee consists of Ms. Affeldt (chair), Mr. Eisenberg, Ms. Miller de Lombera and Mr. Rabin, each of whom is considered independent under the independence requirements of Section 162(m) of the Internal Revenue Code, Rule 16b-3 of the Exchange Act, and the New York Stock Exchange. The Compensation Committee is governed by the Compensation Committee charter, which was adopted by the Transactions Committee of the Board of Directors on November 16, 2006, and ratified by the full Board of Directors, as amended, on December 5, 2006. The purpose of the Compensation Committee is to, among other things:
•	review and approve corporate goals and objectives relevant to chief executive officer compensation and evaluate the chief executive officer’s performance in light of those goals and objectives;

•	determine and approve the chief executive officer’s compensation level based on this evaluation;

•	approve compensation of other executive officers;

•	review and recommend to the board of directors equity based incentive compensation plans in which executive officers will participate; and

•	prepare the reports and analysis on executive compensation, which will be required to be included in our annual proxy statements.
     Decisions regarding the compensation of the CEO and each other executive officer reported for the last fiscal year were made by the compensation committee of Alberto-Culver Company, the Corporation’s former parent. For the Corporation’s current fiscal year and thereafter, the Committee intends to consider the following objectives when making decisions regarding the compensation of the Corporation’s executive officers:
•	attracting, motivating and retaining highly qualified individuals;

•	linking the interests of executive officers closely with those of the Corporation’s stockholders; and

•	increasing the personal stake of the executive officers in the continued success and growth of the Corporation by linking a significant portion of executive officers’ compensation to the performance of the Corporation.
     To achieve these objectives, the Committee anticipates that the compensation of executive officers will be comprised of three key components: base salary, annual bonus and long-term incentive compensation.
Base Salary
     While the Committee believes that a substantial portion of each executive officer’s total compensation should be “at-risk,” the Board of Directors believes it important and seeks to assure that base salaries are competitive with market practices and adequately compensate executive officers for their roles, responsibilities, experience and performance. Each year, the Committee will review and approve the CEO’s and each other executive officer’s base salary, taking into consideration (i) the individual contributions of each executive officer (including the financial performance of the officer’s business unit) (ii) the financial performance of the Corporation, and (iii) comparable market data for similar positions, as provided by an independent compensation consultant. In December of 2006, the Committee elected, after reviewing market data concerning comparable companies, and in consideration of his increased responsibilities following the separation of the Corporation from Alberto-Culver Company in becoming the CEO of an independent publicly traded company, to increase the base salary of Mr. Winterhalter. The Committee did not increase the base salary levels for any other named executive officer.
Annual Bonus
     The Committee believes that cash incentive bonuses facilitate the communication of objectives that are of primary importance to the achievement of the Corporation’s success. Cash incentive bonuses are intended to motivate executive officers to attain those objectives. The Committee intends to pay annual bonuses to the CEO and each other executive officer if certain Committee-approved financial and operational objectives are achieved. Each executive officer has a target cash incentive bonus expressed as a percent of base salary. Determination of each officer’s actual bonus amount will be based on factors that may include the financial performance of the Corporation, its business units or the personal performance of the executive officer. For the Corporation’s current fiscal year, the amounts of annual bonuses will be determined based on the Corporation’s achievement of certain sales, working capital and EBITDA goals.
Long-term Incentive Compensation
     At the time of the separation, vesting accelerated on Alberto-Culver stock options and restricted shares held by employees of the Corporation, and Alberto-Culver options held by the Corporation’s employees were converted into the Corporation’s stock options.
     Following the Corporation’s separation from Alberto-Culver, the Committee approved stock options to each of the executive officers and certain other employees, and approved a grant of restricted shares to the CEO. Stock options granted in December 2006 were intended to mark the founding of the Corporation as an independent publicly traded company, strengthen the retention value of the compensation program and align the interests of our key employees with those of our shareholders. Shares of restricted stock were granted to Mr. Winterhalter in January 2007 to recognize the increase in his responsibilities following the separation and to provide him with a direct ownership stake in the Corporation.
     The Corporation intends to establish a long-term incentive compensation program under the Omnibus Plan (subject to shareholder approval of the 2007 Omnibus Plan), which may consist of grants of both equity-based and cash-based incentive awards. The purpose of these incentives is principally to align the interests of these individuals with the interests of the Corporation’s stockholders and the Corporation’s growth in real value over the long-term. Decisions with respect to grants of incentive awards will be made in consultation with outside compensation consultants, and will consider factors similar to those used for determining executive officers’ base salaries. Subject to and following shareholder approval of the 2007 Omnibus Plan, we intend to grant stock options to the executive officers and other key employees as part of their fiscal 2007 compensation package.
Deductibility of Compensation
     Section 162(m) of the Internal Revenue Code limits the deductibility for federal income tax purposes of compensation paid to the Corporation’s named executive officers. Under Section 162(m), compensation paid to each of these officers in excess of $1,000,000 per year is deductible by the Corporation only if it is “performance-based.” The Corporation intends to take into account the deductibility for federal income tax purposes of the compensation paid to its executive officers. The Committee has carefully considered the implications of Section 162(m) of the Internal Revenue Code, and believes that tax deductibility of compensation is an important consideration. Accordingly the Committee, where possible and considered appropriate, strives to preserve corporate tax deductions, including the deductibility of compensation to executive officers. The Corporation intends for bonuses and awards paid to executive officers to be tax deductible, and for any compensation generated upon the exercise of non-qualified stock options granted by the Corporation to its named executive officers to be tax deductible by the Corporation.
     The Committee also reserves flexibility, where it is deemed necessary and in the best interest of the Corporation and its stockholders to continue and attract and retain the best possible executive talent, and to motivate such executives to achieve the goals inherent in the Corporation’s business strategy, to approve compensation arrangements that are not necessarily fully tax deductible to the Corporation.
Submitted by the Compensation Committee
Kathleen J. Affeldt (chair)
Marshall E. Eisenberg
Martha Miller de Lombera
Edward W. Rabin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     In fiscal year 2006, the Compensation Committee of Alberto-Culver Company determined and oversaw executive compensation for the Corporation. None of the members of our current Compensation Committee are officers or employees of Sally Beauty Holdings, Inc. or any of its subsidiaries or have any relationship with the Corporation requiring disclosure under Item 404 of Regulation S-K. None of the members of our Board of Directors are executive officers of another entity on whose compensation committee or board of directors an executive officer of the Corporation serves.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     In connection with our separation from Alberto-Culver the CDR investors invested an aggregate of $575 million in cash equity representing ownership of approximately 48.0% of the outstanding shares of our common stock on an undiluted basis. On November 16, 2006, pursuant to the investment agreement, we paid a transaction fee of $30 million to Clayton, Dubilier & Rice, Inc., the manager of both Clayton, Dubilier & Rice Fund VII, L.P., the sole member of CDRS, and Parallel Fund. In addition, as part of our agreement to bear the fees and expenses of CDRS incurred in connection with its investment, we paid CDRS $1.05 million, which is a portion of the expenses it incurred in connection with its investment in our company and our separation from Alberto-Culver, and will pay the remainder of CDRS’ expenses to it at a later date.
     We are party to a letter agreement with CD&R, dated as of February 26, 2007, pursuant to which we pay CD&R $37,500 per calendar quarter for each of its professional employees who is designated by CDRS to serve on our Board of Directors. In addition, pursuant to the letter agreement, CD&R designees will receive reimbursement for travel and other out-of-pocket expenses in the same manner as other directors except that to the extent that the Chairman of the Board remains a CD&R Designee, such Chairman will be entitled to up to one hundred fifty thousand dollars ($150,000) per calendar year as reimbursement for actual private air travel expenses in lieu of any reimbursement based on the cost of commercial air travel. In consideration for these payments, CD&R has waived, on behalf of such designees to the board, any right to the payment of other compensation for such person’s service as a director.

REPORT OF THE AUDIT COMMITTEE
     The Audit Committee serves an independent oversight role by consulting with and providing guidance to management and the external auditors on matters such as accounting, audits, compliance, controls, disclosure, finance and risk management. The Board of Directors has affirmatively determined that all Audit Committee members are “independent” (within the meaning of the applicable rules of the NYSE and the SEC) and financially literate. The Board of Directors has designated the Chairman of the Audit Committee, Robert R. McMaster, Marshall E. Eisenberg and John A. Miller as audit committee financial experts under the SEC’s guidelines. The Corporation was a wholly-owned subsidiary of Alberto-Culver Company during the fiscal year ended September 30, 2006. The Audit Committee was formed in connection with the separation of the Corporation from Alberto-Culver Company on November 16, 2006.
     The Audit Committee’s purposes and responsibilities are described in its charter, available on the corporate governance section of the Corporation’s website at www.sallybeautyholdings.com and attached as Appendix “A” to this Proxy Statement. They include (a) assisting the Board of Directors in its oversight of the integrity of the Corporation’s financial statements and financial reporting processes, overseeing compliance with legal and regulatory requirements, reviewing the external auditors’ qualifications and independence (including auditor rotation), and reviewing the performance of the Corporation’s internal audit function; (b) deciding whether to appoint, retain or terminate the Corporation’s independent auditors and to pre-approve all audit, audit-related, tax and other services, if any, to be provided by the independent auditors; and (c) preparing this Report. The Audit Committee members do not act as accountants or auditors for the Corporation. Management is responsible for the Corporation’s financial statements and the financial reporting process, including the implementation and maintenance of effective internal control over financial reporting. The external auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The external auditors have free access to the Audit Committee to discuss any matters they deem appropriate.
     The Audit Committee recognizes the importance of maintaining the independence of the Corporation’s independent auditor, both in fact and appearance. Consistent with its Charter, the Audit Committee has evaluated KPMG’s qualifications, performance, and independence, including that of the lead audit partner. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. The Audit Committee has established in its Charter a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its designee. The Corporation’s pre-approval policy is more fully described in this proxy statement under the caption “Proposal 2-Ratification of Selection of Auditors.” The Audit Committee has concluded that provision of the non-audit services described in that section is compatible with maintaining the independence of KPMG.
     In this context, the Audit Committee has reviewed and discussed, with management and the external auditors, the Corporation’s audited financial statements for the year ended September 30, 2006. The Audit Committee has discussed with the external auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees, as amended by SAS 90. In addition, the Audit Committee has received from the external auditors the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with them their independence from the Corporation and its management. The Audit Committee has considered whether the external auditors’ provision of non-audit services to the Corporation is compatible with the auditors’ independence.
     Following the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended September 30, 2006, for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee:
Robert R. McMaster (Chair)
Marshall E. Eisenberg
Walter L. Metcalfe, Jr.
John A. Miller

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table contains compensation information for the Corporation’s Chief Executive Officer and the four other most highly compensated persons (“named executive officers”). The determination of the four most highly compensated persons was based on their employment with Alberto-Culver Company for the year ended September 30, 2006 and includes compensation paid to Gary T. Robinson, the Corporation’s former Senior Vice President, Chief Financial Officer and Treasurer, who retired on January 15, 2007. David Rea, the Corporation’s current Senior Vice President, Chief Financial Officer and Treasurer, did not receive compensation from Alberto-Culver for the year ended September 30, 2006. All of the information included in this table reflects compensation earned by the named executive officers for services rendered to Alberto-Culver and its subsidiaries for the year ended September 30, 2006. Unless the context suggests otherwise, references to “restricted stock” and “stock options” mean shares of Alberto-Culver common stock and options to purchase Alberto-Culver common stock, respectively, as of September 30, 2006. Amounts shown are for individuals in their last position with Alberto-Culver and do not necessarily reflect the compensation which these individuals will earn in their new capacities as executive officers of the Corporation.
SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
				Other		Awards		Payouts	All
				Annual		Restricted	Securities		Other
				Compen-		Stock	Underlying	LTIP	Compen-
Name and		Salary	Bonus	sation		Awards	Options	Payouts	sation
Principal Position	Year	($)	($)	($)		($)(1)	(#)(2)	($)(3)	($)
Gary G. Winterhalter	2006	650,000	493,000	2,673		0	50,000	0	104,905	(4)
President and	2005	556,250	100,000	2,102		0	38,600	0	121,578
Chief Executive Officer	2004	496,250	525,000	803		0	42,000	280,000	116,983

W. Richard Dowd	2006	232,111	138,896	0		0	12,000	0	33,289	(5)
Senior Vice President,	2005	228,713	91,720	0		0	11,200	0	39,987
Distribution and Chief	2004	221,527	176,629	0		0	12,300	100,000	39,240
Information Officer

John R. Golliher	2006	309,662	101,595	91,805	(9)	0	6,400	0	27,508	(6)
President,	2005	304,169	49,939	0		0	6,300	0	28,641
Beauty Systems Group	2004	272,180	72,948	116,821	(10)	44,230	6,900	20,000	28,467

Bennie L. Lowery	2006	316,134	189,017	0		0	16,000	0	60,484	(7)
Senior Vice President and	2005	311,495	220,993	0		0	15,600	0	62,293
General Merchandise Manager,	2004	301,707	232,050	0		0	17,250	140,000	54,484
Beauty Systems Group

Gary T. Robinson	2006	250,968	217,909	0		0	12,000	0	29,602	(8)
Retired Senior Vice President,	2005	245,583	103,421	8,158		0	11,200	0	42,744
Chief Financial Officer and Treasurer	2004	230,378	175,808	0		0	12,300	100,000	41,377

(1)	On September 30, 2006, Messrs. Winterhalter, Dowd, Golliher, Lowery and Robinson held 1,500; 551, 482, 551 and 750 shares of restricted stock, respectively, with a market value of $75,885; $27,875; $24,384; $27,875 and $37,943, respectively. All shares of restricted stock outstanding as of September 30, 2006, vested in connection with the Corporation’s separation from the Alberto-Culver Company. Dividends are paid on shares of restricted stock.

(2)	The number of securities underlying the options granted has been adjusted to reflect the 50% stock dividend paid on February 20, 2004.

(3)	Represents long-term incentive plan payments under the Alberto-Culver Shareholder Value Incentive Plan, or SVIP. For the three-year performance period ended September 30, 2006, Alberto-Culver’s Total Shareholder Return, or TSR, was 32.16% placing it in the 37.8th percentile of the Standard & Poor’s 500 Index with no corresponding payout per unit. For the three-year performance period ended September 30, 2005, Alberto-Culver’s TSR was 37.01% placing it in the 31.7th percentile of the Standard & Poor’s 500 Index with no corresponding payout per unit. For the three-year performance period ended September 30, 2004, Alberto-Culver’s TSR was 104.07% placing it in the 87th percentile of the Standard & Poor’s 500 Index with a corresponding payout per unit of $2,000 under the Alberto-Culver SVIP.

(4)	The amount includes $4,172 in term life insurance premium costs; a company contribution to the Profit Sharing Plan of $9,389; $5,438 of matching contributions to the Sally Beauty 401(k) Savings Plan; and $85,906 of contributions pursuant to or in lieu of participation in the Alberto-Culver Executive Deferred Compensation Plan.

(5)	The amount includes $2,265 in term life insurance premium costs; a company contribution to the Profit Sharing Plan of $9,389; $5,438 of matching contributions to the Sally Beauty 401(k) Savings Plan; and $16,197 of contributions pursuant to or in lieu of participation in the Alberto-Culver Executive Deferred Compensation Plan.

(6)	The amount includes $2,097 in term life insurance premium costs; a company contribution to the Profit Sharing Plan of $9,389; $5,438 of matching contributions to the Sally Beauty 401(k) Savings Plan; and $10,584 of contributions pursuant to or in lieu of participation in the Alberto-Culver Executive Deferred Compensation Plan.

(7)	The amount includes $3,077 in term life insurance premium costs; a company contribution to the Profit Sharing Plan of $9,389; $5,438 of matching contributions to the Sally Beauty 401(k) Savings Plan; and $42,580 of contributions pursuant to or in lieu of participation in the Alberto-Culver Executive Deferred Compensation Plan.

(8)	The amount includes $2,437 in term life insurance premium costs; a company contribution to the Profit Sharing Plan of $9,389; $5,438 of matching contributions to the Sally Beauty 401(k) Savings Plan; and $12,338 of contributions pursuant to or in lieu of participation in the Alberto-Culver Executive Deferred Compensation Plan.

(9)	Represents relocation expenses to Mr. Golliher in connection with his transfer from California to Texas. Some of these expenses were grossed up for tax purposes. We valued these items based on the actual payments made, plus a gross-up amount of $13,293 for the payment of taxes.

(10)	Represents relocation expenses to Mr. Golliher in connection with his transfer from Kentucky to California. Some of these expenses were grossed up for tax purposes. We valued these items based on the actual payments made, plus a gross-up amount of $33,482 for the payment of taxes.

OPTION GRANTS IN FISCAL YEAR 2006
     The following table contains information relating to the Alberto-Culver stock option grants made during the fiscal year ended September 30, 2006 to the Corporation’s named executive officers. The options are subject to the terms of the 2003 Alberto Culver Stock Option Plan. In connection with the transaction, options to purchase Alberto-Culver common stock that were outstanding immediately prior to the holding company merger were converted into fully exercisable options to purchase the Corporation’s common stock and such options that are held by the Corporation’s employees, including the Corporation’s named executive officers, were adjusted in connection with the transactions.

	Individual Grants
		Percent of
		Total
	Number of	Options			Potential Realizable Value
	Securities	Granted to			at Assumed Annual Rates of
	Underlying	Employees	Exercise		Stock Price Appreciation
	Options	in Fiscal	price	Expiration	for Option Term(3)
Name	Granted(1) (#)	Year(2)	($/sh)	Date	5% ($)	10% ($)
Gary G. Winterhalter	50,000	3.2%	$44.40	9/30/2015	$1,396,146	$3,538,108
W. Richard Dowd	12,000	0.8%	$44.40	9/30/2015	$335,075	$849,146
John R. Golliher	6,400	0.4%	$44.40	9/30/2015	$178,707	$452,878
Bennie L. Lowery	16,000	1.0%	$44.40	9/30/2015	$446,767	$1,132,195
Gary T. Robinson (retired)	12,000	0.8%	$44.40	9/30/2015	$335,075	$849,146

(1)	All of these options were granted on October 1, 2005. Options are non-qualified and granted under the 2003 Alberto Culver Stock Option Plan. All options have a maximum term of ten years from the date of grant and an exercise price per share equal to the fair market value of a share of common stock on the date of grant. Generally, options become exercisable on a cumulative basis in four equal annual increments, commencing one year after the date of grant. The Alberto-Culver compensation and leadership development committee may accelerate the exercisability of any options subject to such terms and conditions as it deems necessary and appropriate. If a participant retires, all options (a) vested at the time of retirement may be exercised for a period of two years following retirement and (b) unvested at the time of retirement may be exercised as they become vested under the regular vesting schedule for a period of five years from the date of grant, but in each case not after their stated expiration date. Retirement will be reached when a participant’s employment terminates and at the time of such termination the sum of the participant’s age and years of service with the company equals or exceeds 75 years. In the event of a change in control, as defined in the 2003 Alberto Culver Stock Option Plan, all outstanding options will immediately become fully vested. In certain circumstances, outstanding stock option awards may become options to purchase shares of the acquiring corporation, and in certain other circumstances, outstanding stock option awards may be cancelled in exchange for a cash payment.

(2)	The percentages were calculated by taking the number of options granted to the Corporation’s named executive officers and dividing that number by the total number of options granted to all employees of Alberto-Culver.

(3)	The dollar amounts in these columns assume that the market price per share of common stock appreciates in value from the date of grant to the expiration date of the option at the annualized rates indicated. These rates are set by the SEC and are not intended to forecast possible future appreciation, if any, of the price of common stock.

AGGREGATED OPTION AND SAR EXERCISES AND
SEPTEMBER 30, 2006 OPTION/SAR VALUES
     The following table contains information relating to the exercise of options to purchase Alberto-Culver common stock by the Corporation’s named executive officers during the fiscal year ended September 30, 2006, as well as the number and value of their unexercised in-the-money options to purchase Alberto-Culver common stock as of September 30, 2006.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of
			Securities Underlying	Value of Unexercised
	Shares		Unexercised Options	In-The-Money Options
	Acquired on	Value	at Fiscal Year-End (#)	at Fiscal Year-End(1) ($)
Name	Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable
Gary G. Winterhalter	16,875	$376,819	76,800/67,300	$833,311/479,256
W. Richard Dowd	15,750	$385,025	32,075/17,675	$391,830/127,711
John R. Golliher	16,575	$252,370	8,350/9,675	$81,018/70,158
Bennie L. Lowery	0	$0	37,300/24,113	$538,023/174,894
Gary T. Robinson (retired)	12,137	$244,531	25,188/17,675	$279,067/127,711

(1)	Based on the respective average of the high and low trading price of Alberto-Culver common stock ($50.60 per share) on September 29, 2006, the last trading day of the fiscal year.
LONG-TERM INCENTIVE PLANS — AWARDS IN LAST FISCAL YEAR
     The following table contains information relating to the grant of performance units under the Alberto-Culver SVIP during the fiscal year ended September 30, 2006 to the Corporation’s named executive officers.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

		Performance or
	Number of	Other Period	Estimated Future Payouts Under
	Shares, Units or	Until Maturation	Non-Stock Price-Based Plans
Name	Other Rights (#)(1)	or Payout	Threshold ($)	Target ($)	Maximum ($)
Gary G. Winterhalter	250	3 years	$62,500	$250,000	$500,000
W. Richard Dowd	70	3 years	$17,500	$70,000	$140,000
John R. Golliher	30	3 years	$7,500	$30,000	$60,000
Bennie L. Lowery	90	3 years	$22,500	$90,000	$180,000
Gary T. Robinson (retired)	70	3 years	$17,500	$70,000	$140,000

(1)	Awards under the Alberto-Culver SVIP are made in the form of performance units, each unit having a payout value of $250 if the threshold performance level is attained, $1,000 if the target performance level is attained and $2,000 if the maximum performance level is attained. Units will have no value if the threshold performance level is not attained. In the event of a change in control, payouts of awards may be reduced (but not below zero) under certain circumstances, so as not to constitute “excess parachute payments” within the meaning of the Internal Revenue Code.

Performance units were granted at the beginning of fiscal year 2006 for the three-year performance period ending September 30, 2008. At the time the performance units were granted, the Alberto-Culver Company compensation and leadership development committee established objectives for such three-year performance period based on the percentile ranking of the total stockholder return of the Alberto-Culver Company common stock among the total stockholder returns of the companies comprising the Standard & Poor’s 500 Index. Participants may elect to receive cash or all or a portion of their award, less applicable withholding taxes, in common stock. Participants owning shares of Alberto-Culver Company common stock having a dollar value below the ownership guidelines established by the Alberto-Culver Company compensation and leadership development committee will be required to take at least 50% of their award, less applicable withholding taxes, in common stock. For grants made after April 28, 2005, participants owning shares of Alberto-Culver Company common stock having a dollar value below the ownership guidelines established by the Alberto-Culver Company compensation and leadership development committee will be required to take 100% of their award, less applicable withholding taxes, in common stock. In the event of a change in control, as defined in the Alberto-Culver SVIP, all or a pro-rata portion of the outstanding performance units, based on the number of fiscal years of each performance period that have elapsed and the total Alberto-Culver Company stockholder return for the Alberto-Culver Company common stock as of the date of the change in control compared to the total stockholder return of the companies comprising the index chosen for each such performance period by the Alberto-Culver Company compensation and leadership development committee from among those indexes specified in the Alberto-Culver SVIP (“Applicable Index”) as of the end of the last quarter for which such information is available, will become payable in cash within 30 days following such change in control, subject to any reduction of such payment pursuant to the preceding paragraph. If at least six full calendar months of any fiscal year have elapsed, the entire fiscal year shall be deemed to have elapsed.

No payout will be made if the Alberto-Culver Company’s total stockholder return compared to the total stockholder return of companies comprising the Applicable Index would rank it at less than the 40th percentile. The Alberto-Culver Company compensation and leadership development committee may reduce or eliminate any award otherwise payable if the Alberto-Culver Company’s total stockholder return for the applicable performance period is negative.
EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL ARRANGEMENTS
     Messrs. Winterhalter, Rea, Dowd, Lowery, Golliher and certain of our other executive officers are parties to severance agreements with the Corporation that provide payments and benefits if such officer’s employment terminates under the circumstances set forth in their severance agreement within two years after a change in control. In addition, Messrs. Winterhalter, Rea, Lowery, Dowd and certain of our other executive officers are parties to termination agreements that provide payments and benefits if such officer’s employment terminates in situations that do not constitute a change in control.

Executive Officer Severance Agreements
     The Corporation entered into Severance Agreements with certain of our executive officers. Each Severance Agreement provides that if, in the 24 months following a Change in Control, the executive’s employment is terminated by a qualifying termination, which includes termination by the Corporation without Cause or by the executive for Good Reason, then the executive will be entitled to certain benefits. These benefits include (i) a cash payment equal to the executive’s annual bonus, as determined in accordance with the Corporation’s annual incentive plan, pro-rated to reflect the portion of the year elapsed prior to the executive’s termination, (ii) a lump-sum cash payment equal to a multiple of the executive’s annual base salary at the time of termination plus a multiple of the average dollar amount of the executive’s actual or annualized annual bonus in respect of the five years preceding termination, and (iii) continued medical and welfare benefits, on the same terms as prior to termination, for a period of 24 months following termination.
     For purposes of the Severance Agreement:
•	“Cause” generally includes the executive’s (i) willful and deliberate breach of his or her duties and responsibilities or (ii) commission of a felony involving moral turpitude.

•	“Good Reason” generally includes (i) an adverse change to the executive’s position, duties or responsibilities, (ii) reduction of the executive’s rate of salary or diminution of employee benefits, or (iii) relocation of the executive of more than 20 miles from the facility where the executive was located at the time of the Change in Control.

•	“Change of Control” generally includes (i) the acquisition by any person, other than CDRS or its affiliates, of 20% or more of the voting power of the Corporation’s outstanding common stock, (ii) a change in the majority of the incumbent board of directors, (iii) a reorganization, merger or consolidation of the Corporation or sale of substantially all of the Corporation’s assets, or (iv) shareholder approval of the complete liquidation or dissolution of the Corporation.
     The executives party to a Severance Agreement with the Corporation and their respective payment multiples are set forth in the following table:

Executive Officer	Multiple
Gary G. Winterhalter	2.99
President and CEO
W. Richard Dowd	1.99
Senior Vice President, Distribution and Chief Information Officer
Bennie L. Lowery	2.49
Senior Vice President and General Merchandise Manager, Beauty Systems Group
David L. Rea	1.99
Senior Vice President, Chief Financial Officer and Treasurer
John R. Golliher	1.99
President, Beauty Systems Group
Executive Officer Termination Agreements
     Mr. Winterhalter. On June 16, 2006, Alberto-Culver Company and Sally Holdings, Inc. (now Sally Holdings LLC, the Corporation’s indirect subsidiary) entered into a termination agreement with Mr. Winterhalter. On January 24, 2007, the Compensation Committee of the Board approved and authorized the Corporation to enter into an amendment (the “Amendment”) to the Termination Agreement with Mr. Winterhalter. The Amendment extends Mr. Winterhalter’s eligibility to receive severance payments upon an eligible termination of employment to include eligible terminations occurring on or after November 16, 2008, and provides a lump sum cash payment in lieu of participation in certain benefits plans beyond a stated period following an eligible termination of employment.

     As amended, Mr. Winterhalter’s termination agreement provides that in the event that Mr. Winterhalter’s employment is terminated by the Corporation without “cause” or by Mr. Winterhalter for “good reason”, the Corporation will pay to Mr. Winterhalter (i) if the date of the termination is prior to November 16, 2008, a lump sum payment equal to 2.99 times his current salary plus 2.99 times the average dollar amount of his actual or annualized annual bonus, paid or payable, to Mr. Winterhalter in respect of the five fiscal years immediately preceding the fiscal year in which the date of termination occurs, or (ii) if the date of termination is on or after November 16, 2008, a lump sum payment equal to two times his current salary plus two times the average dollar amount of his actual or annualized annual bonus, paid or payable, to Mr. Winterhalter in respect of the five fiscal years immediately preceding the fiscal year in which the date of termination occurs.
     In addition, for 18 months subsequent to a termination of employment by the Corporation without “cause” or by Mr. Winterhalter for “good reason”, the Corporation will continue to provide Mr. Winterhalter with medical benefits. At the conclusion of the 18 month period, the Corporation will pay Mr. Winterhalter a lump sum cash payment in an amount equal to the monthly cost to the Corporation of such benefits times (i) 18 if the date of termination is prior to November 16, 2008, or (ii) six if the date of termination is on or after November 16, 2008.
     For the purposes of Mr. Winterhalter’s termination agreement “cause” means (i) a material breach of his duties and responsibilities that is demonstrably willful and deliberate, that is committed in bad faith or without reasonable belief that such breach is in the best interests the Corporation, and that is not remedied in a reasonable period of time after receipt of written notice specifying such breach, or (ii) the commission of a felony involving moral turpitude. “Good reason” means the occurrence of any of the following, without Mr. Winterhalter’s consent, unless such circumstances are corrected within the 15-day period following delivery to the Corporation of Mr. Winterhalter’s notice of intention to terminate his employment for “good reason”: (i) certain material adverse changes in Mr. Winterhalter’s duties, responsibilities, positions or status, (ii) a change in Mr. Winterhalter’s reporting responsibilities, (iii) a reduction in Mr. Winterhalter’s annual base salary, (iv) any requirement that Mr. Winterhalter relocate by more than 20 miles, or (v) the failure of Sally Holdings or its affiliates to provide welfare benefits, fringe benefits, paid vacation, or to reimburse Mr. Winterhalter promptly for all reasonable employment expenses incurred by him, in accordance with, in each case, the plans, practices, programs and policies as in effect generally at any time with respect to other peer executives of the Corporation.
     Mr. Rea. On January 12, 2007, the Compensation Committee of the Board approved a severance arrangement with Mr. Rea that provides him (in certain circumstances other than a change in control, including being terminated by the Corporation without “just cause”), in the event his employment Corporation is terminated by the Corporation, a payment equal to $450,000 plus his target bonus with respect to the fiscal year in which he is terminated. For the purposes of Mr. Rea’s severance agreement, “just cause” generally includes, but is not limited to, his (i) conviction of or entry into a plea of guilty or nolo contendere to a misdemeanor involving an act of moral turpitude, or a felony, or the Corporation’s reasonable belief he has committed any other act of moral turpitude, or (ii) repeated willful failure to perform assigned duties, or gross negligence in the performance of duties.
     Mr. Lowery. On June 16, 2006, Alberto-Culver Company and Sally Holdings, Inc. entered into a termination agreement with Mr. Lowery. Mr. Lowery’s termination agreement provides that in the event Mr. Lowery’s employment is terminated prior to November 16, 2008 by the Corporation without “cause” or by Mr. Lowery for “good reason”, the Corporation will pay to Mr. Lowery a lump sum payment equal to 2.49 times his current salary plus 2.49 times the average dollar amount of his actual or annualized annual bonus, paid or payable, to Mr. Lowery in respect of the five fiscal years immediately preceding the fiscal year in which the date of termination occurs. In addition, in the event of such a termination of employment, the Corporation will continue to provide Mr. Lowery with medical benefits for the 18 months following his termination date.
     For the purposes of Mr. Lowery’s termination agreement “cause” means (i) a material breach of his duties and responsibilities that is demonstrably willful and deliberate, that is committed in bad faith or without reasonable belief that such breach is in the best interests the Corporation, and that is not remedied in a reasonable period of time after receipt of written notice specifying such breach, or (ii) the commission of a felony involving moral turpitude. “Good reason” means the occurrence of either of the following, without Mr. Lowery’s consent, unless such circumstances are corrected within the 15-day period following delivery to the Corporation of Mr. Lowery’s notice of intention to terminate his employment for “good reason”: (i) a reduction in Mr. Lowery’s annual base salary, or (ii) any requirement that Mr. Lowery relocate by more than 20 miles.

     Mr. Dowd. On June 16, 2006, Alberto-Culver Company and Sally Holdings, Inc. entered into a termination agreement with Mr. Dowd. Mr. Dowd’s termination agreement provides that in the event Mr. Dowd’s employment is terminated prior to November 16, 2008 by the Corporation without “cause” or by Mr. Dowd for “good reason”, the Corporation will pay to Mr. Dowd a lump sum payment equal to 1.99 times his current salary plus 1.99 times the average dollar amount of his actual or annualized annual bonus, paid or payable, to Mr. Dowd in respect of the five fiscal years immediately preceding the fiscal year in which the date of termination occurs. In addition, in the event of such a termination of employment, the Corporation will continue to provide Mr. Dowd with medical benefits for the 18 months following his termination date.
     For the purposes of Mr. Dowd’s termination agreement “cause” means (i) a material breach of his duties and responsibilities that is demonstrably willful and deliberate, that is committed in bad faith or without reasonable belief that such breach is in the best interests the Corporation, and that is not remedied in a reasonable period of time after receipt of written notice specifying such breach, or (ii) the commission of a felony involving moral turpitude. “Good reason” means the occurrence of either of the following, without Mr. Dowd’s consent, unless such circumstances are corrected within the 15-day period following delivery to the Corporation of Mr. Dowd’s notice of intention to terminate his employment for “good reason”: (i) a reduction in Mr. Dowd’s annual base salary, or (ii) any requirement that Mr. Dowd relocate by more than 20 miles.
Executive Officer Indemnification Agreement
     On January 12, 2007, the Compensation Committee of the Board approved and authorized the Corporation to enter into an indemnification agreement with David L. Rea, our Senior Vice President, Chief Financial Officer and Treasurer. The indemnification agreement is intended to provide Mr. Rea with the maximum protection available under applicable law in connection with his services to the Corporation.
     The indemnification agreement is substantially similar to the Form of Director Indemnification Agreement between the Corporation and each of its directors. The indemnification agreement provides, among other things, that subject to the procedures set forth therein, the Corporation will, to the fullest extent permitted by applicable law, indemnify Mr. Rea if, by reason of his corporate status as an officer, he incurs any losses, liabilities, judgments, fines, penalties or amounts paid in settlement in connection with any threatened, pending or completed proceeding, whether of a civil, criminal administrative or investigative nature. In addition, the indemnification agreement provides for the advancement of expenses incurred by Mr. Rea, subject to certain exceptions, in connection with any proceeding covered by the indemnification agreement. The indemnification agreement also requires that the Corporation cover Mr. Rea under liability insurance available to any of the Corporation’s directors, officers or employees.
EXECUTIVE OFFICERS OF THE REGISTRANT
     The executive officers of Sally Beauty Holdings, Inc., their ages (as of February 15, 2007), and their positions for at least the last five years, are as follows:
     Gary G. Winterhalter, 55, is the Corporation’s President and Chief Executive Officer, as well as a director. Prior to the Corporation’s separation from the Alberto-Culver Company, Mr. Winterhalter served as the President of Sally Holdings since May 2005. From January 2004 to May 2005, Mr. Winterhalter served as President, Sally Beauty Supply /BSG North America, and from January 1996 to January 2004, he served as President of Sally USA. Mr. Winterhalter also served in other operating positions with Alberto-Culver between 1987 and 1996.
     David L. Rea, 46, is the Corporation’s Senior Vice President, Chief Financial Officer and Treasurer. Prior to joining the Corporation, Mr. Rea served as President and Chief Operating Officer of La Quinta Corporation (“LQ Corporation”) and La Quinta Properties, Inc. (“LQ Properties”) from February 2005 until January 2006. Prior to that, he served as Executive Vice President and Chief Financial Officer of LQ Corporation and LQ Properties from June 2000 until February 2005. Mr. Rea also served as the Treasurer of LQ Corporation and of LQ Properties from June 2000 to January 2002. Prior to joining LQ Corporation, Mr. Rea served as Chief Financial Officer of the start-up e-commerce company, SingleSourceIT.com. Prior to that, he was with Red Roof Inns, Inc. from 1996 through 1999, where he served in various roles, including Executive Vice President, Chief Financial Officer and Treasurer. From 1995 through 1996, he served as Vice President of Finance at DeBartolo Realty Corporation. From 1986 through 1995, Mr. Rea held various investment management related positions with T. Rowe Price Associates, an investment firm.

     John R. Golliher, 54, is the President of Beauty Systems Group. Prior to the Corporation’s separation from the Alberto-Culver Company, Mr. Golliher served as President of Beauty Systems Group since July 2006. From December 2003 to July 2006, Mr. Golliher served as Vice President and General Manager for the West Coast Beauty Systems division of Beauty Systems Group. From October 2001 to December 2003, Mr. Golliher served as Vice President of Full Service Sales, Beauty Systems Group East.
     Bennie L. Lowery, 56, is the Corporation’s Senior Vice President and General Merchandise Manager of Beauty Systems Group. Prior to the Corporation’s separation from the Alberto-Culver Company, Mr. Lowery served as Senior Vice President and General Merchandise Manager of Beauty Systems Group since May 2006. From October 1993 to May 2006, Mr. Lowery served as Senior Vice President and General Merchandise Manager of Sally Beauty Supply.
     W. Richard Dowd, 64, is the Corporation’s Senior Vice President, Distribution and Chief Information Officer. From November 1997 to the present, Mr. Dowd served as Sally Beauty Company, Inc.’s Senior Vice President, Distribution and Chief Information Officer.
     Neil B. Riemer, 56, is President of Armstrong McCall. Prior to the Corporation’s separation from the Alberto-Culver Company, Mr. Riemer served as President of Armstrong McCall since October 2004. From October 2002 to September 2004, Mr. Riemer served as Vice President, Franchise Development of Armstrong McCall. From December 2001 to October 2002, Mr. Riemer served as Vice President, Purchasing of Armstrong McCall. Prior to that, Mr. Riemer served as Executive Vice President, Administration of Armstrong McCall.
     Raal H. Roos, 54, is the Corporation’s Senior Vice President, General Counsel and Secretary. Mr. Roos became Senior Vice President in December 2006 and was appointed Vice President, General Counsel and Secretary in connection with our separation from Alberto-Culver in November 2006. Prior to the Corporation’s separation from the Alberto-Culver Company, Mr. Roos served as Beauty Systems Group, Inc.’s and Sally Beauty Company, Inc.’s Vice President, General Counsel and Secretary since October 2004. Prior to that, Mr. Roos served as Beauty Systems Group, Inc.’s and Sally Beauty Company, Inc.’s Vice President, General Counsel and Assistant Secretary from October 2000 to October 2004.
     Michael G. Spinozzi, 47, is President of Sally Beauty Supply. Prior to the Corporation’s separation from the Alberto-Culver Company, Mr. Spinozzi served as President of Sally Beauty Supply since May 2006. Prior to that, Mr. Spinozzi served in several capacities at Borders Group, Inc., most recently as Executive Vice President from March 2001 to May 2006.
OWNERSHIP OF SECURITIES
Securities Owned by Directors, Executive Officers and Certain Beneficial Owners
     The following table sets forth certain information regarding the beneficial ownership, as of February 23, 2007, of: (i) our Common Stock by each person known to us (based upon their Schedule 13D filings with the SEC), to hold greater than 5% of the total number of outstanding shares; and (ii) our Common Stock by each current director or executive officer and of all the current directors (including director nominees) and executive officers as a group. The number of shares beneficially owned by each person or group as of February 23, 2007, includes shares of Common Stock that such person or group had the right to acquire on or within 60 days after February 23, 2007, including upon the exercise of options. All such information is estimated and subject to change. Each outstanding share of Common Stock entitles its holder to one vote on all matters submitted to a vote of our stockholders. Except as specified below, the business address of the persons listed is the Corporation’s headquarters, 3001 Colorado Boulevard, Denton, Texas 76210-6802.

     Ownership of our Common Stock is shown in terms of “beneficial ownership.” Amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which he has a right to acquire beneficial ownership within 60 days. More than one person may be considered to beneficially own the same shares. In the table below, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by such person.

	Amount and
	Nature of
	Beneficial		Percent
Name of	Ownership		of
Beneficial Owner	of Common Stock(1)		Class(2)
Gary G. Winterhalter	466,059	(3)	*
W. Richard Dowd	163,407	(4)	*
John R. Golliher	29,703	(5)	*
Bennie L. Lowery	125,598	(6)	*
David L. Rea	150,000		*
Kathleen J. Affeldt	0		*
Marshall E. Eisenberg	20,000		*
James G. Berges	0		*
Donald J. Gogel	0		*
Robert R. McMaster	20,000		*
Walter L. Metcalfe, Jr.	5,000		*
Martha Miller de Lombera	0		*
John A. Miller	113,879	(7)	*
Edward W. Rabin	50,000	(8)	*
Richard J. Schnall	0		*
All directors and executive officers as a group (15 persons)	(9)		*
CDR investors	86,362,971	(10)	47.83%
Carol L. Bernick	12,337,845	(11)	6.83%

(1)	Except as otherwise noted, the directors and named executive officers, and all directors and executive officers as a group, have sole voting power and sole investment power over the shares listed.

(2)	An asterisk indicates that the percentage of common stock projected to be beneficially owned by the named individual does not exceed one percent of our common stock.

(3)	Includes 2,669 shares held as a participant in the Profit Sharing Plan and 229,131 shares subject to stock options exercisable currently or within 60 days.

(4)	Includes 66,102 shares held jointly with his wife, 5,442 shares held as a participant in the Profit Sharing Plan, 2,547 shares held as a participant in the Sally Beauty 401(k) Savings Plan, and 163,407 shares subject to stock options exercisable currently or within 60 days.

(5)	Includes 1,022 shares held jointly with his wife, 505 shares held as a participant in the Profit Sharing Plan, 607 shares held as a participant in the Sally Beauty 401(k) Savings Plan, and 26,659 shares subject to stock options exercisable currently or within 60 days.

(6)	Includes 121,264 shares subject to stock options exercisable currently or within 60 days.

(7)	Includes 6,000 shares held as a custodian for minor children and 61,129 shares subject to stock options exercisable currently or within 60 days.

(8)	Held as trustee of trust for benefit of himself.

(9)	Includes 8,616 shares held as participants in the Profit Sharing Plan, 3,154 shares held as participants in the Sally Beauty 401(k) Savings Plan, and 550,485 shares subject to stock options exercisable currently or within 60 days. Such persons have shared voting and investment power as to 68,033 shares.

(10)	Includes 567,566 shares held by Parallel Fund. Clayton, Dubilier & Rice Fund VII, L.P. (the “Fund”), as the result of its position as the sole member of CDRS, CD&R Associates VII, Ltd. (“Associates VII”), as the result of its position as the general partner of the Fund, CD&R Associates VII, L.P. (“Associates VII LP”), as the result of its position as the sole shareholder of Associates VII, and CD&R Investment Associates VII, Ltd. (“Investment Associates VII”), as the result of its position as the general partner of Associates VII LP, may be deemed to beneficially own the shares of common stock in which CDRS has beneficial ownership. Each of the Fund, Associates VII, Associates VII LP and Investment Associates VII disclaims beneficial ownership of the shares of common stock in which Investor has beneficial ownership. CD&R Parallel Fund Associates VII, Ltd. (“Parallel Associates VII”), as the result of its position as the general partner of Parallel Fund, may be deemed to beneficially own the shares of common stock in which Parallel Fund has beneficial ownership and Parallel Associates VII disclaims such beneficial ownership.

(11)	Information is as of November 16, 2006. Includes 5,410,098 shares held as trustee or co-trustee of trusts for the benefit of Leonard H. Lavin and his wife Bernice E. Lavin and their descendants, including Carol L. Bernick; 5,762,530 shares held by a family partnership and 1,152,167 shares held by family foundations. Does not include 638,004 shares owned by Ms. Bernick’s spouse for which Ms. Bernick disclaims beneficial ownership.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires our directors and executive officers, and certain persons who own more than ten percent of a registered class of the Corporation’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other security interests of Sally Beauty Holdings, Inc. Directors, executive officers, and greater than ten percent stockholders are required by the regulations of the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.
     Any Section 16(a) filing requirements applicable to our directors, executive officers, and greater than ten percent owners for the last fiscal year were regarding the securities of Alberto-Culver Company, the Corporation’s former parent. To the Corporation’s knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required during the fiscal year ended September 30, 2006, all Section 16(a) filing requirements were complied with.

PROPOSAL 2 — RATIFICATION OF SELECTION OF AUDITORS
     Based upon the recommendation of the Audit Committee, the Board of Directors has selected KPMG LLP (“KPMG”) to serve as the Corporation’s independent registered public accounting firm for the year ending September 30, 2007. As a matter of good corporate governance, the stockholders will be requested to ratify the Audit Committee’s selection at the annual meeting. Representatives of KPMG will be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to answer appropriate questions.
Fees Paid to KPMG
     The fees billed by KPMG or billed to Alberto-Culver for benefit of Sally Holdings, Inc. with respect to the years ended September 30, 2006 and September 30, 2005 were as follows:

	Year Ended	Year Ended
	September 30,	September 30,
	2006	2005
Audit Fees(1)	$864,000	$743,000
Audit-Related Fees	—	—
Tax Fees(2)	355,000	240,000
All Other Fees	—	—

Total Fees(3)	$1,219,000	$983,000

(1)	Aggregate fees billed for professional services for the audit of annual financial statements as well as accounting and reporting advisory services related to regulatory filings and acquisition activities.

(2)	Tax fees consist of fees for tax consultation and tax compliance services.

(3)	The audit committee of Alberto-Culver pre-approved all fees.
     The Audit Committee of Alberto-Culver has reviewed the non-audit services provided by KPMG and determined that the provision of these services during fiscal 2006 is compatible with maintaining KPMG’s independence.
     Pre-Approval Policy. The Audit Committee of Alberto-Culver pre-approved all audit and permissible non-audit fees during fiscal year 2006. Since the May 6, 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of KPMG through September 30, 2006 was approved in advance by Alberto-Culver’s Audit Committee.
     The Audit Committee has the sole and direct authority to engage, appoint and replace our independent auditors. In addition, the Audit Committee has established an Audit and Non-Audit Services Pre-Approval Policy, whereby every engagement of KPMG to perform audit or permissible non-audit services on behalf of the Corporation or any of its subsidiaries requires pre-approval from the Audit Committee or its designee before KPMG is engaged to provide those services. Pursuant to that policy, we expect that on an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be rendered by the independent auditors, together with a budget for the applicable fiscal year. The pre-approval policy also requires the pre-approval of any fees that are in excess of the amount budgeted by the Audit Committee. The pre-approval policy contains a provision delegating limited pre-approval authority to the chairman of the Audit Committee in instances when pre-approval is needed prior to a scheduled Audit Committee meeting. The chairman of the Audit Committee would be required to report on such pre-approvals at the next scheduled Audit Committee meeting. As a result, the Audit Committee or its designee approved 100% of all services performed by KPMG on behalf of the Corporation and its subsidiaries subsequent to November 16, 2006, the date we became a public company.
     If the stockholders do not ratify the selection of KPMG, the selection of independent auditors will be reconsidered by the Audit Committee of the Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 2.

PROPOSAL 3 — APPROVAL AND ADOPTION OF THE SALLY BEAUTY HOLDINGS 2007
OMNIBUS INCENTIVE PLAN
     Our Board of Directors has approved and adopted, subject to stockholder approval, the Sally Beauty Holdings, Inc. 2007 Omnibus Incentive Plan. The following summary describes the material terms of the 2007 Omnibus Plan. This summary is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Annex II.
     The purposes of the 2007 Omnibus Plan are to foster and promote the long-term financial success of the Corporation and materially increase shareholder value by motivating superior performance by plan participants, providing plan participants with an ownership interest in the Corporation, and enabling the Corporation to attract and retain the services of outstanding employees upon whose judgment, interest and special effort the successful conduct of its operations largely depend.
Plan Administration
     The Compensation Committee. The 2007 Omnibus Plan provides for grants of awards to such employees and non-employee directors of the Corporation as the Compensation Committee of the Corporation’s Board of Directors may select from time to time. The plan will be administered by the Compensation Committee. As discussed above, the composition of the committee is intended to satisfy the provisions of Section 162(m) of the Internal Revenue Code, Rule 16b-3 of the Exchange Act and New York Stock Exchange independence requirements. The committee will be authorized, among other things, to construe, interpret and implement the provisions of the plan, to select the persons to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the plan.
     Limitations on Awards. The 2007 Omnibus Plan provides for an aggregate of 10,000,000 shares of the common stock of the Corporation. Such shares may be authorized but unissued shares of common stock or authorized and issued common stock held in the Corporation’s treasury. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award will be available for other awards under the plan. During any 36-month period awards to a single participant will not exceed 4,500,000 shares subject to stock options or stock appreciation rights. In the case of performance awards, during any 36-month performance period awards to a single participant (i) will not exceed 2,000,000 shares subject to stock-based performance awards, and (ii) no more than $7,000,000 will be paid in satisfaction of such awards with respect to any 36-month performance period. For performance periods of longer or shorter durations, the foregoing limits will be proportionately adjusted on a straight-line basis.
     Adjustments to Awards. If the Compensation Committee determines that any dividend or other distribution, stock split, recapitalization, reorganization, merger, spin-off or other similar corporate transaction or event affects the common stock such that an adjustment would be appropriate in order to prevent dilution or enlargement of the rights of participants under the plan, then the committee will make such equitable changes or adjustments as it deems necessary to the number and kind of shares of common stock or other property which may thereafter be issued in connection with awards, the limit on individual awards, the number and kind of shares of common stock subject to each outstanding award, the performance goals related to an award and the exercise price, grant price or purchase price of each award.
     Amendment or Termination of the Plan. The Compensation Committee or the Board may suspend, revise, terminate or amend the 2007 Omnibus Plan at any time; provided, however, that stockholder approval will be required for any amendment or action which materially broadens eligibility, allows repricing of stock options or stock appreciation rights or provides for a material increase in benefits to the grantees, and that no such action may, without the consent of a participant, adversely affect the participant’s rights under any outstanding award. It is expected that the number of participants in the 2007 Omnibus Plan will vary over the term of the plan.

Awards Under the Plan
     Awards under the 2007 Omnibus Plan may be made in the form of:
•	stock options intended to be and designated as incentive stock options within the meaning of Section 422 of the Code, and stock options designated as non-qualified stock options; and

•	other cash- and stock-based awards, including but not limited to performance stock, performance stock units, stock appreciation rights, deferred stock, restricted stock, restricted stock units or dividend equivalents.
     Non-Employee Director Awards. Awards under the 2007 Omnibus Plan (and pursuant to the Sally Beauty Holdings, Inc. Independent Director Compensation Policy) to directors of the Corporation who are not our employees and who are not affiliated with Clayton Dubilier & Rice, Inc. (whom we call “independent directors”), will be made upon an independent director’s commencement of service, and on an annual basis thereafter. The initial award to each independent director will be a grant of non-qualified stock options with a grant date present value equal to $70,000. The exercise price per share of such options will be the fair market value of a share of common stock on the date of grant. Annual grants to each independent director will be made at the first board meeting following the beginning of our fiscal year. An independent director whose board service begins after the start of our fiscal year will receive a grant pro rated to reflect the number of days remaining in such fiscal year. Annual grants will be made in the form of restricted stock units with a grant date value of approximately $70,0000, and will vest on the last day of the fiscal year in which they are granted. Upon vesting, an independent director’s restricted stock units will be deferred into deferred stock units that will be distributed six months after such independent director’s board service terminates.
     The number of shares underlying grants of stock options and restricted stock units to independent directors will depend on a number of factors, including the fair market value of common stock on future dates. Consequently, it is not possible to determine the number of stock options or units that might be received by the independent directors receiving grants under the Plan.
     Stock Option Awards to Employees. Stock options awarded pursuant to the 2007 Omnibus Plan will become exercisable at such times and upon such conditions as the Compensation Committee may determine. The committee will determine each option’s expiration date and purchase price per share payable upon the exercise of such option, which will not be less than the fair market value of a share of common stock on the date of grant. The option exercise price will be payable by cash, by surrender of shares of common stock having a fair market value on the date of the exercise equal to the option exercise price or by such other method or combination of methods as the Compensation Committee may determine.
     Other Awards to Employees. The Compensation Committee may grant other awards to grantees including awards in the form of performance units, performance stock units, performance stock, stock appreciation rights, deferred stock, dividend equivalents, restricted stock, and restricted stock units. Performance awards may be granted with their value and payment contingent upon the attainment of performance goals by the Corporation (or its subsidiaries or divisions) based upon criteria determined by the committee, including, without limitation: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) common stock price appreciation (viii) cash flow, or (ix) implementation or completion of critical projects or processes.
     Subject to the provisions of the 2007 Omnibus Plan, the Compensation Committee is expected to have the sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of common stock to be granted pursuant to such other awards and all other conditions (including performance goals, if any) of such other awards.

Other Features of the Plan
     Change in Control. In the event of a change in control, as defined in the 2007 Omnibus Plan:
     With respect to performance awards, any performance periods then in progress will end, and participants will receive a pro rata amount based on achievement of applicable performance goals prior to the change in control, and any award for which the applicable pro rata objective has not been achieved will be canceled; provided, however, that in the case of a performance stock unit award, the Compensation Committee may, in its discretion, cancel each such award in exchange for a cash payment equal to the change in control price per share times the number of shares of common stock underlying such award.
     All stock options and stock appreciation rights will become exercisable, and the restriction period will lapse with respect to all restricted stock, restricted stock units, and deferred stock, and the shares underlying awards of restricted stock units and deferred stock will be issued; provided, however, that the compensation committee may, in its discretion, cancel awards of options, stock appreciation rights, restricted stock units and deferred stock in exchange for a cash payment equal to (i) in the case of awards of options or stock appreciation rights, the excess of the change in control price per share over the exercise price per share of such award multiplied by the number of shares underlying such award, and (ii) in the case of awards of restricted stock units or deferred stock, the change in control price per share multiplied by the number of shares underlying such award.
     Notwithstanding the foregoing, in the event the Compensation Committee reasonably determines prior to a change in control that, other than for performance awards, outstanding awards will, following the change in control, be honored or assumed, or will be replaced by alternative awards with rights, entitlements and economic values substantially equivalent or superior to the replaced award, then no acceleration of vesting, exercisability or lapsing of restriction periods shall occur with respect to outstanding awards.
Certain Federal Income Tax Consequences
     The following discussion is a brief summary of certain U.S. federal income tax consequences under current federal income tax laws relating to awards under the 2007 Omnibus Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.
     Non-Qualified Stock Options. An optionee will not recognize any taxable income upon the grant of a non-qualified stock option. The Corporation will not be entitled to a tax deduction with respect to the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Corporation will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee’s tax basis for common stock received pursuant to the exercise of a non-qualified stock option will equal the sum of such compensation income and the exercise price. In the event of a sale, exchange or other distribution of common stock received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will constitute a capital gain or loss.
     Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option and the Corporation will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable compensation income, and a tax deduction to the Corporation, if the incentive stock option is not exercised on a timely basis (generally, while the optionee is employed by the Corporation or within 90 days after termination of employment) or if the optionee subsequently engages in a “disqualifying disposition” as described below. A sale or exchange by an optionee of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of incentive stock options will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of the grant of incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will generally constitute a “disqualifying disposition” of such shares that will have the following results: any excess of (a) the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option and (ii) the amount realized on such disqualifying disposition of the shares over (b) the option exercise price of such shares will be ordinary income to the optionee and the Corporation will generally be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will constitute a capital gain or loss and will not result in any deduction by the Corporation. The amount by which the fair market value of the common stock on the exercise date of any incentive stock option exceeds the option price will be an item of adjustment for purposes of the “alternative minimum tax” imposed by Section 55 of the Code.
     Transferred Options: Estate and Gift Taxes. If incentive stock options or non-qualified stock options are held until death, federal and, if applicable, state estate and inheritance taxes would be imposed on the fair market value of the options at the time of death. If, however, the holder makes a lifetime gift of non-qualified stock options to permitted family members, trusts for their benefit, or other entities, federal and, if applicable, state gift taxes would be imposed on the fair market value of the non-qualified stock options at the time of the completed gift (generally, the time at which all service conditions to exercisability have been satisfied). The holder (or if the holder is deceased, the holder’s estate), rather than the donee, will recognize ordinary income for federal income tax purposes upon the exercise of the transferred option (just as if there had been no transfer).
     Restricted Stock. Under the Code, an employee normally will not realize taxable income and the Corporation will not be entitled to a deduction upon the grant of restricted stock. At the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code) or become transferable, the employee will realize taxable ordinary income in an amount equal to the fair market value of such number of shares which have become nonforfeitable or transferable. However, an employee may make an income recognition election under Section 83(b) of the Code (an “83(b) Election”), within 30 days of the grant of restricted shares, to recognize taxable ordinary income in the year the restricted stock is awarded in an amount equal to their fair market value at the time of the award, determined without regard to the restrictions. In that event, the Corporation will be entitled to a deduction in such year in the same amount, provided that the Corporation complies with applicable income tax reporting requirements, and any gain or loss realized by the employee upon the subsequent disposition of the shares will be capital gain or loss and will not result in any further deduction to the Corporation. Any dividends with respect to the restricted shares that are paid or made available to an employee who has not made an 83(b) Election while the shares remain forfeitable are treated as additional compensation taxable as ordinary income to the employee and deductible by the Corporation when paid. If an 83(b) Election has been made with respect to the restricted shares, the dividends represent ordinary dividend income to the employee and are not deductible by the Corporation. If the employee makes an 83(b) Election and subsequently forfeits the shares, the employee is not entitled to a deduction as a consequence of such forfeiture, and the Corporation must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.
     Restricted Stock Units, Performance Stock, Performance Stock Units and Performance Units. An employee receiving “restricted stock units” “performance stock,” “performance stock units,” or “performance units” will not have taxable income at the time the performance shares, performance units or the dividend equivalents awarded thereon are credited to the employee’s account. The employee will recognize ordinary income equal to (i) the amount of cash paid and/or (ii) the fair market value of the shares of Common Stock or other property on their respective payment dates when such cash, shares of Common Stock, and/or other property are delivered or paid to the employee in accordance with the terms of the award. The employee will also recognize ordinary income to the extent he or she receives current payments of dividend equivalents in respect of his or her performance stock, performance stock units or performance units.
     Stock Appreciation Rights. There will be no federal income tax consequences to either the employee or the Corporation on the grant of a stock appreciation right, or during the period that such a right remains outstanding. Upon exercise of such a right, the Common Stock or cash received by the employee is taxable to the employee as ordinary income and the Corporation will be entitled to a corresponding deduction, provided it complies with applicable income tax reporting requirements. Upon the sale of any Common Stock acquired by exercise of a stock appreciation right, the employee will realize long-term or short-term gain or loss, depending upon the holding period of such shares.
     Other Types of Awards. Other types of awards under the plan generally would result in taxable ordinary income to the grantee, the amount and timing of which would depend upon the terms and conditions of the particular award. The Corporation would generally be entitled to a corresponding tax deduction.

     Tax Consequences of Change in Control. The accelerated vesting of awards under the plan in connection with a Change in Control could cause award holders to be subject to the federal excise tax on “excess parachute payments” and cause a corresponding loss of deduction on the part of the Corporation. In addition, options that otherwise qualified as incentive stock options could be treated as non-qualified options as a result of such accelerated vesting.
     Section 409A. The 2007 Omnibus Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Section 409A of the Internal Revenue Code. Where reasonably possible and practicable, the plan will be administered in a manner to avoid the imposition on participants of immediate tax recognition and additional taxes pursuant to Section 409A. However, notwithstanding the foregoing, neither the Corporation nor the Compensation Committee will have any liability to any person in the event Section 409A applies to any award in a manner that results in adverse tax consequences for the participant or any of his beneficiaries or transferees.
     Benefits under the 2007 Omnibus Plan will depend on number of factors, including the fair market value of Common Stock on future dates and the exercise decisions made by the grantees. Consequently, it is not possible to determine the benefits that might be received by the grantees receiving grants under the Plan.
     The affirmative vote of a majority of the votes cast is required to approve this proposal. Abstentions from voting on this proposal (including broker non-votes) will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 3.

PROPOSAL 4 — APPROVAL AND ADOPTION OF THE SALLY BEAUTY HOLDINGS ANNUAL
INCENTIVE PLAN
     Our Board of Directors has approved and adopted, subject to stockholder approval, the Sally Beauty Holdings, Inc. Annual Incentive Plan (the “AIP”). The following summary describes the material terms of the AIP. This summary is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Annex III.
     The purpose of the AIP is to permit the Corporation, through awards of incentive compensation that satisfies the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code, to attract and retain executives and to motivate these executives to promote the profitability and growth of the Corporation.
     The AIP will be administered by the Compensation Committee of the Board of Directors of the Corporation, which shall have full authority to interpret the AIP, to establish rules and regulations relating to the operation of the AIP, to select participants, and to determine the amounts of any awards.
     The AIP provides for incentive compensation payments to the Corporation’s Chief Executive Officer and other key employees for each fiscal year of the Corporation, or other performance periods. It is expected that the number of participants in the AIP will vary over time. Prior to the beginning of each performance period, or at such later time as may be permitted by applicable provisions of the Internal Revenue Code, the Compensation Committee shall establish the employees or class of employees who will be participants. For each performance period, the award payable to the Chief Executive Officer of the Corporation will be 1% of operating income of the Corporation with respect to such performance period, and the award payable to each other participant will be 0.5% of operating income of the Corporation with respect to such performance period. All awards are subject to reduction or elimination by the Compensation Committee based on factors it determines, including, but not limited to, performance against financial goals and the participant’s personal performance. Awards will not be paid with respect to a performance period in which the Corporation does not have positive operating income.
     Awards will be payable in cash, stock, restricted stock, options, other stock-based or stock-denominated units or any combination determined by the Compensation Committee. If a participant’s employment with the Corporation terminates prior to the conclusion of a performance period, the Compensation Committee may determine, in its discretion, an amount to be paid to such participant at the time of such termination. Equity-based award payments shall be made under the terms and conditions of one or more of the Corporation’s equity plans. Payment of any award may be deferred in accordance with a written election by the participant pursuant to procedures established by the Compensation Committee.
     The Committee may amend or terminate the AIP, provided that no such amendment that would require the consent of the stockholders of the Corporation pursuant to Section 162(m) of the Code, New York Stock Exchange listing rules or the Exchange Act, or any other applicable law, rule or regulation, shall be effective without such consent. No amendment which adversely affects a participant’s rights to, or interests in, an award granted prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto in writing.
     Because benefits under the AIP depend on a number of factors, including the Corporation’s future financial performance, it is not possible to determine the benefits that might be received by participants who receive awards under the AIP.
     The affirmative vote of a majority of the votes cast is required to approve this proposal. Abstentions from voting on this proposal (including broker non-votes) will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 4.

STOCKHOLDER PROPOSALS
     The Corporation expects that the date of its 2008 annual meeting of stockholders will change by more than 30 days from the anniversary date of this year’s annual meeting. Rule 14a-8 of the Exchange Act specifies that under such circumstances, stockholder proposals must be received within a reasonable time before the Corporation begins to print and mail its proxy materials. A stockholder proposal may be included in the Corporation’s proxy statement for its 2008 annual meeting if it complies with that rule, certain other rules and regulations promulgated by the SEC and the procedures set forth in the By-Laws of the Corporation. The Corporation’s By-Laws currently require that, among other things, in the event that the date of the annual meeting changes by more than 30 days from the anniversary date of Corporation’s previous annual meeting, notice of a stockholder proposal, to be timely, must be received by the Corporate Secretary of the Corporation not later than the close of business on the fifteenth day following the day on which notice of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever is earlier. The Corporation expects to make public disclosure of the date of its 2008 annual meeting of stockholders at an appropriate time. A copy of the By-Laws may be obtained on the governance section of our Web site at http://investor.sallybeautyholdings.com, or by written request to the Corporate Secretary, Sally Beauty Holdings, Inc., 3001 Colorado Boulevard, Denton, Texas 76210, United States of America.
REDUCE PRINTING AND MAILING COSTS
     To reduce the expenses of delivering duplicate proxy materials, we may take advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials to stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by calling our Investor Relations department at 1 (940) 898-7500, by email at investorrelations@sallybeautyholdings.com, or by written request to the Corporate Secretary, Sally Beauty Holdings, Inc., 3001 Colorado Boulevard, Denton, Texas 76210. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.
     Stockholders may help us to reduce printing and mailing costs further by opting to receive future proxy materials by e-mail. This Notice of Annual Meeting and Proxy Statement and our 2006 Annual Report on Form 10-K are available on our Web site at www.sallybeautyholdings.com. Instead of receiving future copies of our Proxy Statement and Annual Report materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.
     Stockholders of Record: If you vote on the Internet at www.investorvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.
     Beneficial Owners: If you hold your shares in a brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your bank or other holder of record regarding the availability of this service.

OTHER MATTERS
     The Board of Directors knows of no other matters to be acted upon at the meeting, but if any matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, it is intended that the persons voting the proxies will vote in accordance with their best judgments.

By Order of the Board of Directors,

Raal H. Roos
Corporate Secretary

April 9, 2007

ANNEX I
Charter of the Audit Committee
of the Board of Directors of
Sally Beauty Holdings, Inc.
As Adopted by the Board of Directors
December 5, 2006
     This Charter sets forth, among other things, the purpose, membership and duties and responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc. (the “Corporation”).
1. Purpose
     The purposes of the Committee are: (a) to assist the Board in overseeing (i) the quality and integrity of the Corporation’s financial statements, (ii) the qualifications and independence of the Corporation’s independent auditor, (iii) the performance of the Corporation’s internal audit function and independent auditor and (iv) the Corporation’s compliance with legal and regulatory requirements; and (b) to prepare the report of the Committee required to be included in the Corporation’s annual proxy statement under the rules of the U.S. Securities and Exchange Commission (the “SEC”).
2. Membership
     The Committee shall consist of four members, of which two members shall be directors designated by CDRS Acquisition LLC (“Investor”). Members of the Committee shall serve at the pleasure of the Board and for such term or terms as the Board may determine. If any vacancy shall occur in the Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) of the Committee shall continue to act, and any such vacancy may be filled by the Board; provided that, in accordance with the Bylaws, the directors designated by Investor shall have the right to designate any replacement to the Committee for any member who was designated by Investor.
     Each member of the Committee shall satisfy the independence requirements relating to directors and audit committee members (a) of the New York Stock Exchange and (b) under Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”) and any related rules and regulations promulgated thereunder by the SEC.
     No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.
     Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall qualify as an audit committee financial expert, as such qualification is interpreted by the Board in its business judgment.
3. Structure and Operations
     The Board shall designate one member of the Committee as its chairperson, and such member shall not be a member nominated by Investor. The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution. In the event the number of Committee members voting in favor of a proposal and the number of Committee members voting against such proposal are equal, the Committee shall discuss with the full Board of Directors the appropriate method of resolution. The Committee may create one or more subcommittees and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittee. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and non-audit services pursuant to Section 10A(i)(3) of the Exchange Act and any related rules promulgated thereunder by the SEC, which pre-approvals shall be presented to the full Committee at the next scheduled meeting.

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     The Committee shall have a regularly scheduled meeting at least once every fiscal quarter, at such times and places as shall be determined by the Committee chairperson, and may have such additional meetings as the Committee chairperson or a majority of the Committee’s members deem necessary or desirable. The Committee may request (a) any officer or employee of the Corporation, (b) the Corporation’s outside counsel or (c) the Corporation’s independent auditor to attend any meeting (or portions thereof) of the Committee, or to meet with any members of or consultants to the Committee, and to provide such information as the Committee deems necessary or desirable.
     The Committee shall meet separately, at least once every fiscal quarter, with management, with the Corporation’s internal auditors (or other personnel responsible for the Corporation’s internal audit function) and with the independent auditor.
     Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications arrangements by means of which all persons participating in the meeting can hear each other.
4. Duties and Responsibilities
     The Committee’s duties and responsibilities shall include each of the items enumerated in this Section 4 and such other matters as may from time to time be delegated to the Committee by the Board.
Reports to Board; Review of Committee Performance and Charter
     (a) The Committee shall report regularly to the Board and review with the Board any issues that arise with respect to:
     (i) the quality or integrity of the Corporation’s financial statements;
     (ii) the performance and independence of the Corporation’s independent auditor;
     (iii) the performance of the Corporation’s internal audit function; and
     (iv) the Corporation’s compliance with legal and regulatory requirements.
     (b) The Committee shall undertake and review with the Board an annual performance evaluation of the Committee, which shall compare the performance of the Committee with the requirements of this Charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.
     (c) The Committee shall review and re-assess annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.
The Corporation’s Relationship with the Independent Auditor
     (d) The Committee shall have the sole and direct responsibility and authority for the appointment, compensation, retention and oversight of the work of each independent auditor engaged by the Corporation for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Corporation, and each such independent auditor shall report directly to the Committee. The Committee shall be responsible for resolving disagreements between management and each such independent auditor regarding financial reporting. The Committee shall have the responsibility and authority to approve, in advance of the provision thereof, all audit services and, subject to the de minimis exception of Section 10A(i) of the Exchange Act and the SEC rules promulgated thereunder, all permitted non-audit services to be provided to the Corporation by any such independent auditor. The Committee shall have the sole authority to approve any compensation payable by the Corporation for any approved audit or non-audit services to any such independent auditor, including the fees, terms and conditions for the performance of such services.

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     (e) The Committee shall, at least annually:
     (i) obtain a written report by the independent auditor describing, to the extent permitted under applicable auditing standards:
     (A) the independent auditor’s internal quality-control procedures;
     (B) any material issues raised by the most recent quality control review, or peer review, of the independent auditor, r by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and
     (C) all relationships between the independent auditor and the Corporation; and
     (ii) review the foregoing report and the independent auditor’s work throughout the year and evaluate the independent auditor’s qualifications, performance and independence, including a review and evaluation of the lead partner on the independent auditor’s engagement with the Corporation, and present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor.
     (f) The Committee shall, at least annually, discuss with the independent auditor, out of the presence of management if deemed appropriate:
     (i) the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented, relating to the conduct of the audit;
     (ii) the audit process, including, without limitation, any problems or difficulties encountered in the course of the performance of the audit, including any restrictions on the independent auditor’s activities or access to requested information imposed by management, and management’s response thereto, and any significant disagreements with management; and
     (iii) the Corporation’s internal controls and the responsibilities, budget and staffing of the Corporation’s internal audit function, including any “management” or “internal control” letter issued or proposed to be issued by such auditor to the Corporation.
     (g) The Committee shall establish policies for the Corporation’s hiring of employees or former employees of the independent auditor.
     (h) The Committee shall review, and discuss as appropriate with management, the internal auditors and the independent auditor, the report of the independent auditor required by Section 10A(k) of the Exchange Act.
Financial Reporting and Disclosure Matters
     (i) The Committee shall meet to review and discuss the Corporation’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the results of the independent auditor’s reviews of the quarterly financial statements.
     (j) The Committee shall review and discuss with management and the independent auditor:
     (i) prior to the annual audit, the scope, planning and staffing of the annual audit;
     (ii) significant issues regarding accounting and auditing principles and practices and financial statement presentations, including all critical accounting policies and estimates, any significant changes in the Corporation’s selection or application of accounting principles and any significant issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies;

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     (iii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;
     (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;
     (v) any significant changes to the Corporation’s auditing and accounting principles and practices suggested by the independent auditor, internal audit personnel or management; and
     (vi) management’s internal control report prepared in accordance with rules promulgated by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act.
     (k) The Committee shall recommend to the Board whether the annual audited financial statements should be included in the Corporation’s Form 10-K.
     (l) The Committee shall review and discuss with management the Corporation’s practices regarding earnings press releases and the provision of financial information and earnings guidance by management to analysts and ratings agencies.
     (m) The Committee shall periodically review and discuss with management the Corporation’s guidelines and policies with respect to the process by which the Corporation undertakes risk assessment and risk management, including discussion of the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
     (n) The Committee shall review and discuss with the CEO and CFO the procedures undertaken in connection with the CEO and CFO certifications for Form 10-Ks and Form 10-Qs, including their evaluation of the Corporation’s disclosure controls and procedures and internal controls.
     (o) The Committee shall annually obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.
Internal Audit, Compliance Matters and Other
     (p) The Committee shall review the appointment and termination of senior internal audit personnel, and review all significant reports to management prepared by internal audit personnel, and management’s responses.
     (q) The Committee shall establish and maintain procedures for:
     (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and
     (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.
     (r) The Committee shall review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies. The Committee shall consider questions of possible conflicts of interest or issues related to the corporation’s Code of Business Conduct and Ethics that relate to members of the Board or the Corporation’s executive officers.
     (s) The Committee shall review with the Corporation’s general counsel any legal matters that may have a material impact on the financial statements or the compliance policies of the Corporation and its subsidiaries, and any material reports or inquiries received by the Corporation or any of its subsidiaries from regulators or governmental agencies.

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     (t) The Committee shall exercise such other powers and perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein and as may from time to time be delegated to the Committee by the Board.
5. Authority and Resources
     The Committee may, without further approval by the Board, obtain such advice and assistance, including, without limitation, the performance of special audits, reviews and other procedures, from outside accounting, legal or other advisors as the Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities hereunder. Any accounting, legal or other advisor retained by the Committee may, but need not, be in the case of an outside accountant, the same accounting firm employed by the Corporation for the purpose of rendering or issuing an audit report on the Corporation’s annual financial statements, or in the case of an outside legal or other advisor, otherwise engaged by the Corporation for any other purpose.
     The Corporation shall pay to any independent auditor employed by the Corporation for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any outside accounting, legal or other advisor retained by the Committee pursuant to the preceding paragraph such compensation, including, without limitation, usual and customary expenses and charges, as shall be determined by the Committee. The Corporation shall pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
6. Certain Matters
     The provisions in this Charter setting forth special nomination or other rights for Investor will remain in effect only so long as Investor has the right to appoint at least two directors under the applicable provisions of the Stockholders Agreement, dated as of November 16, 2006, among the Corporation, Investor, CD&R Parallel Fund VII, L.P. and certain stockholders of the Corporation.

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ANNEX II
SALLY BEAUTY HOLDINGS, INC.
2007 OMNIBUS INCENTIVE PLAN
ARTICLE I
Purposes
     The purposes of the Plan are to foster and promote the long-term financial success of the Company and the Subsidiaries and materially increase shareholder value by (A) motivating superior performance by Participants, (B) providing Participants with an ownership interest in the Company, and (C) enabling the Company and the Subsidiaries to attract and retain the services of outstanding Employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.
ARTICLE II
Definitions
     2.1 Certain Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth below:
     “Adjustment Event” means any dividend payable in capital stock, stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event affecting the Common Stock.
     “Affiliate” means, with respect to any person, any other person controlled by, controlling or under common control with such person.
     “Alternative Award” has the meaning given in Section 9.2.
     “Award” means any Option, Stock Appreciation Right, Performance Stock, Performance Stock Unit, Performance Unit, Restricted Stock, Restricted Stock Unit, or Deferred Stock granted pursuant to the Plan, including an Award combining two or more types in a single grant.
     “Award Agreement” means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee pursuant to the Plan.
     “Business” has the meaning given in Section 5.5.
     “Board” means the Board of Directors of the Company.
     “Cause” means, except as otherwise defined in an Award Agreement, with respect to any Participant (as determined by the Committee in its sole discretion) (i) the continued and willful failure of the Participant substantially to perform the duties of his or her employment for the Company or any Subsidiary (other than any such failure due to the Participant’s Disability); (ii) the Participant’s engaging in willful or serious misconduct that has caused or could reasonably be expected to result in material injury to the Company or any of its Subsidiaries or Affiliates, including, but not limited to by way of damage to the Company’s or a Subsidiary’s reputation or public standing; (iii) the Participant’s conviction of, or entering a plea of guilty or nolo contendere to, a crime constituting a felony; or (iv) the Participant’s material violation or breach of the Company’s or any Subsidiary’s code of conduct or ethics or other Company policy or rule or the material breach by the Participant of any of his or her obligations under any written covenant or agreement with the Company or any of its Subsidiaries or Affiliates; provided that, with respect to any Participant who is a party to an employment agreement with the Company or any Subsidiary, “Cause” shall have the meaning specified in such Participant’s employment agreement.
     “CD&R Fund” means the Clayton, Dubilier & Rice Fund VII Limited Partnership, a Cayman Islands exempted limited partnership, and any successor or other investment vehicle managed by Clayton, Dubilier & Rice, Inc.

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     “Change in Control” means the first occurrence of any of the following events after the effective date of the Plan:
     (a) the acquisition by any person, entity or “group” (as defined in Section 13(d) of the Exchange Act), other than the Company, the Subsidiaries, any employee benefit plan of the Company or the Subsidiaries, the CD&R Fund or any Affiliate of the CD&R Fund, of 50% or more of the combined voting power of the Company’s then outstanding voting securities;
     (b) within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this clause (b);
     (c) the merger or consolidation of the Company as a result of which persons who were owners of the voting securities of the Company, immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;
     (d) the approval by the Company’s shareholders of the liquidation or dissolution of the Company other than a liquidation of the Company into any Subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the entity that holds substantially all of the assets of the Company following such event; and
     (e) the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company or the CD&R Fund.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.
     “Change in Control Price” means the price per share on a fully-diluted basis offered in conjunction with any transaction resulting in a Change in Control, as determined in good faith by the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash.
     “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
     “Committee” means the Compensation Committee of the Board which is intended to consist solely of two or more (i) “outside directors” within the meaning of Treas. Reg. Sec. 1.162-27 promulgated under section 162(m) of the Code and any successor regulation, (ii) “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act and, and (iii) independent directors under the rules of the New York Stock Exchange.
     “Common Stock” means the common stock, par value $0.01 per share, of the Company.
     “Company” means Sally Beauty Holdings, Inc., a Delaware corporation, and any successor thereto.
     “Deferred Annual Amount” has the meaning given in Section 8.1.
     “Deferred Stock” means a Participant’s contractual right to receive a stated number of shares of Common Stock or, if provided by the Committee on the grant date, cash equal to the Fair Market Value of such shares of Common Stock, under the Plan at the end of a specified period of time.

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     “Dividend Equivalents” means an amount equal to any dividends and distributions paid by the Company with respect to the number of shares of Common Stock subject to an Award.
     “Disability” means, unless otherwise provided in an Award Agreement, a physical or mental disability or infirmity that prevents or is reasonably expected to prevent the performance of a Participant’s employment-related duties for a period of six months or longer and, within 30 days after the Company notifies the Participant in writing that it intends to terminate his employment, the Participant shall not have returned to the performance of his employment-related duties on a full-time basis; provided that for purposes of Section 5.5(a) in respect of ISOs, the term “Disability” shall have meaning assigned to the term “Permanent and Total Disability” by section 22(e)(3) of the Code (i.e., physical or mental disability or infirmity lasting not less than 12 months). The Committee’s reasoned and good faith judgment of Disability shall be final, binding and conclusive, and shall be based on such competent medical evidence as shall be presented to it by such Participant and/or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Committee. Notwithstanding the foregoing (but except in the case of ISOs), with respect to any Participant who is a party to an employment agreement with the Company or any Subsidiary, “Disability” shall have the meaning, if any, specified in such Participant’s employment agreement.
     “Employee” means any non-employee director, officer or employee of, or any natural person who is a consultant or advisor to, the Company or any Subsidiary.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.
     “Executive Officer” means each person who is an officer of the Company or any Subsidiary and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.
     “Fair Market Value” means, unless otherwise defined in an Award Agreement, as of any date, the closing price of one share of Common Stock on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of Common Stock are traded or quoted at the relevant time) on the date as of which such Fair Market Value is determined. If there are no Common Stock transactions reported the New York Stock Exchange (or on such other exchange or system as described above) on such date, Fair Market Value shall mean closing price for a share of Common Stock on the immediately preceding day on which Common Stock transactions were so reported.
     “Financial Gain” has the meaning given in Section 5.5.
     “Incumbent Director” means with respect to any period of time specified under the Plan for purposes of determining a Change in Control, the persons who were members of the Board at the beginning of such period; provided, that a director elected, or nominated for election, to the Board in connection with a proxy contest shall not be considered an Incumbent Director.
     “ISOs” has the meaning given in Section 5.1(a).
     “New Employer” means a Participant’s employer, or the parent or a subsidiary of such employer, immediately following a Change in Control.
     “NSOs” has the meaning given in Section 5.1(a).
     “One-Year Date” has the meaning given in Section 5.5.
     “Option” means the right granted to a Participant pursuant to the Plan to purchase a stated number of shares of Common Stock at a stated price for a specified period of time.
     “Participant” means any Employee or prospective Employee designated by the Committee to receive an Award under the Plan.

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     “Performance Period” means the period, as determined by the Committee, during which the performance of the Company, any Subsidiary, any business unit and any individual is measured to determine whether and the extent to which the applicable performance measures have been achieved.
     “Performance Stock” means a grant of a stated number of shares of Common Stock to a Participant under the Plan that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.
     “Performance Stock Unit” means a Participant’s contractual right to receive a stated number of shares of Common Stock or, if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such shares of Common Stock, under the Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.
     “Performance Unit” means a Participant’s contractual right to receive a cash-denominated award, payable in cash or shares of Common Stock, under the Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.
     “Permitted Transferee” has the meaning given in Section 12.1.
     “Plan” means this Sally Beauty Holdings, Inc. Omnibus Stock Incentive Plan, as the same may be amended from time to time.
     “Prior Plan” means the Alberto-Culver Company Employee Stock Option Plan of 2003 and the Alberto-Culver Company 2003 Restricted Stock Plan.
     “Replacement Award” means an Award made to employees of companies acquired by the Company to replace incentive awards and opportunities held by such employees prior to such acquisition.
     “Restricted Stock” means a grant of a stated number of shares of Common Stock to a Participant under the Plan that is forfeitable by the Participant until the completion of a specified period of future service, or until otherwise determined by the Committee or in accordance with the Plan.
     “Restricted Stock Unit” means a Participant’s contractual right to receive a stated number of shares of Common Stock or, if provided by the Committee on the grant date, cash equal to the Fair Market Value of such shares of Common Stock, under the Plan at the end of a specified period of time that is forfeitable by the Participant until the completion of a specified period of future service, or until otherwise determined by the Committee or in accordance with the Plan.
     “Restriction Period” means the period during which any Performance Stock, Performance Stock Units, Performance Units, Restricted Stock, Restricted Stock Units or freestanding Deferred Stock, as the case may be, are subject to forfeiture and/or restriction on transfer pursuant to the terms of the Plan.
     “Retained Awards” has the meaning given in Section 6.6.
     “Retirement” shall be reached when a Participant’s employment terminates from Company and any Subsidiary and at the time of such termination the sum of such Participant’s age and years of service as an employee of the Company or any Subsidiary equals or exceeds 75 years, and the Participant has at least attained the age of 55.

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     “Stock Appreciation Right” means, with respect to shares of Common Stock, the right to receive a payment from the Company in cash and/or shares of Common Stock equal to the product of (i) the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over a specified base price fixed by the Committee on the grant date, multiplied by (ii) a stated number of shares of Common Stock.
     “Subsidiary” means any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the combined voting power of all classes of stock entitled to vote, and any other business organization, regardless of form, in which the Company possesses, directly or indirectly, 50% or more of the total combined equity interests in such organization.
     “Wrongful Conduct” has the meaning given in Section 5.5.
     “Wrongful Conduct Period” has the meaning given in Section 5.5.
     2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.
ARTICLE III
Powers of the Committee
     3.1 Eligibility and Participation. Participants in the Plan shall be those Employees designated by the affirmative action of the Committee (or its delegate) to participate in the Plan.
     3.2 Power to Grant and Establish Terms of Options. The Committee shall have the authority, subject to the terms of the Plan, to determine the Employees to whom Awards shall be granted, the type or types of Awards to be granted and the terms and conditions of any and all Awards including, but not limited to, the number of shares of Common Stock subject to an Award, the time or times at which Awards shall be granted, and the terms and conditions of applicable Award Agreements. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award, and for the same Participant for each type of Award such Participant may receive, whether or not granted at the same or different times.
     3.3 Administration. The Committee shall be responsible for the administration of the Plan. Any Awards granted by the Committee may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine. The Committee shall have authority to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, to interpret the Plan and to make all other determinations necessary or advisable for the administration and interpretation of the Plan and to carry out its provisions and purposes. Any determination, interpretation or other action made or taken (including any failure to make any determination or interpretation, or take any other action) by the Committee pursuant to the provisions of the Plan, shall, to the greatest extent permitted by law, be within its sole and absolute discretion and shall be final, binding and conclusive for all purposes and upon all persons and shall be given deference in any proceeding with respect thereto.
     3.4 Delegation by the Committee. The Committee may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers of the Company or its affiliates any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers. Only the Committee may select, grant, administer, or exercise any other discretionary authority under the Plan in respect of Awards granted to such Participants who are Executive Officers.
     3.5 Participants Based Outside the United States. In order to conform with provisions of local laws and regulations in foreign countries in which the Company or its Subsidiaries operate, the Committee may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States, (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances presented by local laws and regulations, and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan or any subplan established hereunder.

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ARTICLE IV
Stock Subject to Plan
     4.1 Number. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock available for Awards under the Plan shall not exceed 10,000,000 shares of Common Stock. The shares of Common Stock to be delivered under the Plan may consist, in whole or in part, of Common Stock held in treasury or authorized but unissued shares of Common Stock, not reserved for any other purpose.
     4.2 Canceled, Terminated, or Forfeited Awards, etc. Shares subject to any Award granted hereunder or under any Prior Plan that for any reason are canceled, terminated, forfeited, or otherwise settled without the issuance of Common Stock after the effective date of the Plan shall be available for grant under the Plan, subject to the maximum limitation specified in Section 4.1. Without limiting the generality of Section 4.1 hereof, (i) shares of Common Stock tendered by a Participant to pay the exercise price of any Options or to satisfy any tax withholding obligations pursuant to Section 12.4 shall be available for grant under the Plan, (ii) shares of common stock withheld by the company to satisfy any tax withholding obligations pursuant to Section 12.4 or to pay the exercise price of any Options shall again be available for grant under the Plan and, (iii) shares of Common Stock issued in connection with Awards that are assumed, converted or substituted pursuant to an Adjustment Event or Change in Control (i.e., Alternative Awards), or issued in connection with Replacement Awards, shall not reduce the maximum limitation specified in Section 4.1. For purposes of this Article IV, if a Stock Appreciation Right is granted in tandem with an Option so that only one may be exercised with the other being surrendered on such exercise in accordance with Section 5.4, the number of Shares subject to the tandem Option and Stock Appreciation Right award shall only be taken into account once (and not as to both awards).
     4.3 Individual Award Limitations. Subject to the provisions of Sections 4.2 and 4.4, the following individual Award limits shall apply:
     (a) During the term of the Plan, the maximum number of shares of Common Stock available for grant as ISOs pursuant to the Plan shall not exceed the maximum limitation specified in Section 4.1;
     (b) During any 36-month period, no Participant shall receive Options or Stock Appreciation Rights covering more than 4,500,000 shares of Common Stock;
     (c) During any 36-month period, no Participant shall receive any Awards that are subject to performance measures covering more than 2,000,000 shares of Common Stock; provided that this number of shares of Common Stock shall be proportionately adjusted on a straight-line basis for Performance Periods of shorter or longer duration, not to exceed five years; and
     (d) During any 36-month Performance Period, no Participant shall receive any Awards that are payable in cash of more than $7,000,000; provided that this dollar amount shall be proportionately adjusted on a straight-line basis for Performance Periods of shorter or longer duration, not to exceed five years.
     4.4 Adjustment in Capitalization. In the event of any Adjustment Event affecting the Common Stock, the Committee shall adjust to reflect such Adjustment Event any or all of (A) the number and kind of shares of Common Stock which thereafter may be awarded or optioned and sold under the Plan (including, but not limited to, adjusting any limits on the number and types of Awards that may be made under the Plan), (B) the number and kind of shares of Common Stock subject to outstanding Awards, and (C) the grant, exercise or conversion price with respect to any Award. In addition, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Award. The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.
     4.5 Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors or (ii) as a result of any Adjustment Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or base price of any outstanding Stock Appreciation Right or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or Stock Appreciation Rights previously granted.

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ARTICLE V
Stock Options and Stock Appreciation Rights
     5.1 Options
     (a) Grant. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options pursuant to this Plan may be of two types: (i) “incentive stock options” within the meaning of section 422 of the Code (“ISOs”) and (ii) non-statutory stock options (“NSOs”), which are not ISOs. The grant date of an Option under the Plan will be the date on which the Option is awarded by the Committee or such other future date as the Committee shall determine in its sole discretion. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which the Option or any portion thereof shall become vested or exercisable, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. For the avoidance of doubt, ISOs may only be granted to Employees who are treated as common law employees of the Company or any Subsidiary Corporation (as defined in section 424(f) of the Code).
     (b) Exercise Price. Each Option granted pursuant to the Plan shall have an exercise price per share of Common Stock determined by the Committee; provided that, except in the case of Replacement Awards, such per share exercise price may not be less than the Fair Market Value of one share of Common Stock on the Option grant date.
     (c) Exercisability. Each Option awarded to a Participant under the Plan shall become exercisable based on the performance of a minimum period of service or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date; provided that, except as otherwise provided in this Plan, no Option shall become exercisable prior to a Participant’s completion of one year of service to the Company or any Subsidiary. No Option shall be exercisable on or after the tenth anniversary of its grant date. Except as otherwise provided in the Plan, the applicable Award Agreement or as determined by the Committee at or after the grant date, after becoming exercisable each installment of an Option shall remain exercisable until expiration, termination or cancellation of the Option and, until such time, may be exercised from time to time in whole or in part, up to the total number of shares of Common Stock with respect to which it is then exercisable.
     (d) Payment. The Committee shall establish procedures governing the exercise of Options, which procedures shall generally require that written notice of exercise thereof be given and that the exercise price thereof be paid in full at the time of exercise (i) in cash or cash equivalents, including by personal check, or (ii) in accordance with such other procedures or in such other forms as the Committee shall from time to time determine. The exercise price of any Options exercised may be paid in full or in part in the form of shares of Common Stock, based upon the Fair Market Value of such shares of Common Stock on the date of exercise, subject to such rules and procedures as may be adopted by the Committee.
     5.2 Stock Appreciation Rights.
     (a) Grant. Stock Appreciation Rights may be granted to Participants at such time or times as shall be determined by the Committee. Stock Appreciation Rights may be granted in tandem with Options which, unless otherwise determined by the Committee at or after the grant date, shall have substantially similar terms and conditions to such Options to the extent applicable, or may granted on a freestanding basis, not related to any Option. The grant date of any Stock Appreciation Right under the Plan will be the date on which the Stock Appreciation Right is awarded by the Committee or such other future date as the Committee shall determine in its sole discretion. No Stock Appreciation Right shall be exercisable on or after the tenth anniversary of its grant date. Stock Appreciation Rights shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Options, if any, to which such Stock Appreciation Right relates or pursuant to a separate Award Agreement with respect to freestanding Stock Appreciation Rights, in each case, containing such provisions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters.

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     (b) Exercise. Stock Appreciation Rights awarded to a Participant under the Plan shall become exercisable based on the performance of a minimum period of service or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date; provided that, except as otherwise provided in this Plan, no Stock Appreciation Right shall become exercisable prior to a Participant’s completion of one year of service to the Company or any Subsidiary. Stock Appreciation Rights that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares of Common Stock, and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable.
     (c) Settlement. Subject to Section 12.4, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment in the form, determined by the Committee, of cash or shares of Common Stock having a Fair Market Value equal to such cash amount, or a combination of shares of Common Stock and cash having an aggregate value equal to such amount, determined by multiplying:
     (i) any increase in the Fair Market Value of one share of Common Stock on the exercise date over the price fixed by the Committee on the grant date of such Stock Appreciation Right, which may not be less than the Fair Market Value of a share of Common Stock on the grant date of such Stock Appreciation Right (except if awarded in tandem with a NSO but after the grant date of such NSO, then not less than the exercise price of such NSO), by
     (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised;
provided that on the grant date, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a Stock Appreciation Right. Upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of cash and/or shares of Common Stock otherwise deliverable upon exercise of a Stock Appreciation Right.
     5.3 Termination of Employment.
     (a) Death or Disability. Unless otherwise determined by the Committee at or after the grant date, if a Participant’s employment terminates by reason of such Participant’s death or Disability:
     (i) the portion of any Award of ISOs granted to such Participant that becomes exercisable on the next vesting date after the date of such Participant’s termination shall become immediately exercisable in full and may be exercised by the Participant (or the Participant’s beneficiary or legal representative) until the earlier of (A) the twelve-month anniversary of the date of such termination, and (B) the expiration of the term of such Options, and any additional portion of such Award that is not then exercisable shall be forfeited and canceled as of the date of such termination; and
     (ii) the portion of any Awards of NSOs and Stock Appreciation Rights granted to such Participant (including any ISOs that fail to retain their ISO status for any reason) that becomes exercisable on the next vesting date after the date of such Participant’s termination shall become immediately exercisable in full and, notwithstanding anything in the Plan to the contrary, may be exercised by the Participant (or the Participant’s beneficiary or legal representative) until the twelve-month anniversary of the date of such termination of employment (even if such anniversary falls after the date on which such NSOs or Stock Appreciation Rights would otherwise expire but for the operation of this Section 5.5), and any additional portion of such Awards that is not then exercisable shall be forfeited and canceled as of the date of such termination.
     (b) Retirement.
     (i) In General. Unless otherwise determined by the Committee at or after the grant date, and subject to the restrictions provided in Section 5.5, if a Participant’s employment terminates due to his or her Retirement, the Participant (or the Participant’s beneficiary or legal representative) may exercise any Options and Stock Appreciation Rights that are exercisable on the date of his or her Retirement until the earlier of (i) the twelve-month anniversary following the date of the Participant’s Retirement, and (ii) the expiration of the term of such Options or Stock Appreciation Rights. Any Options and Stock Appreciation Rights that are not then exercisable shall be forfeited and canceled as of the date of such termination.

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     (ii) Extension of Exercise Period. Notwithstanding the forgoing provisions of Section 5.3(b), unless otherwise determined by the Committee at or after the grant date, if the Participant agrees to be bound by certain restrictive covenants, including non-competition, non-solicitation, non-disclosure and non-disparagement covenants, during the three-year period following the Participant’s Retirement, (i) the Options and Stock Appreciation Rights granted to such Participant that are not exercisable on the date of his or her Retirement shall continue to become exercisable in accordance with their respective terms during such three-year period as if such Participant’s employment had not terminated due to his or her Retirement, and (ii) the Options and Stock Appreciation Rights that are exercisable on the date of the Participant’s Retirement plus those Options and Stock Appreciation Rights that become exercisable pursuant to the immediately preceding clause may be exercised by the Participant (or the Participant’s beneficiary or legal representative) until the earlier of (A) (i) the third anniversary of the Participant’s Retirement or (ii) if the Participant dies prior to the third anniversary of the Participant’s Retirement, the twelve-month anniversary following the date of the Participant’s death, and (B) the expiration of the term of such Options or Stock Appreciation Rights. Upon the expiration of such period, all Options and Stock Appreciation Rights not previously exercised by the Participant shall be forfeited and canceled. If the Participant violates any such restrictive covenants during such three-year period, as determined by the Committee in its sole discretion, all Options and Stock Appreciation Rights granted to such Participant, whether or not then exercisable, shall be immediately forfeited and canceled as of the date of such violation.
     (c) For Cause. If a Participant’s employment is terminated by the Company or any Subsidiary for Cause (or if, following the date of termination of the Participant’s employment for any reason, the Committee determines that circumstances exist such that the Participant’s employment could have been terminated for Cause), any Options and Stock Appreciation Rights granted to such Participant, whether or not then exercisable, shall be immediately forfeited and canceled as of the date of such termination.
     (d) Any Other Reason. Unless otherwise determined by the Committee at or after the grant date, if a Participant’s employment is terminated for any reason other than one described in Section 5.3(a), (b) or (c), the Participant may exercise any Options and Stock Appreciation Rights that are exercisable on the date of such termination until the earlier of (i) the 60th day following the date of such termination, and (ii) the expiration of the term of such Options or Stock Appreciation Rights. Any Options and Stock Appreciation Rights that are not exercisable upon termination of a Participant’s employment shall be forfeited and canceled as of the date of such termination.
     5.4 Committee Discretion. Notwithstanding anything to the contrary contained in this Article V, the Committee may, at or after the date of grant, accelerate or waive any conditions to the exercisability of any Option or Stock Appreciation Right granted under the Plan, and may permit all or any portion of any such Option or Stock Appreciation Right to be exercised following a Participant’s termination of employment for any reason on such terms and subject to such conditions as the Board shall determine for a period up to and including, but not beyond, the expiration of the term of such Options or Stock Appreciation Rights.
     5.5 Forfeiture. Unless otherwise determined by the Committee at or after the grant date, notwithstanding anything contained in this Plan to the contrary, if, (i) during Participant’s employment with the Company or any Subsidiary, (ii) during any post-termination exercise period, or (iii) during the period ending one (1) year after the expiration of any post-termination exercise period (the date such period expires, the “One-Year Date”), the Participant, except with the prior written consent of the Committee,
     (a) directly or indirectly, owns any interest in, operates, joins, controls or participates as a partner, director, principal, officer, or agent of, enters into the employment of, acts as a consultant to, or performs any services for any entity which has operations that compete with any business of the Company and the Subsidiaries in which the Participant was employed (in any capacity) in any jurisdiction in which such business is engaged, or in which any of the Company and the Subsidiaries have documented plans to become engaged of which the Participant has knowledge at the time of the Participant’s termination of employment (the “Business”), except where (x) the Participant’s interest or association with such entity is unrelated to the Business, (y) such entity’s gross revenue from the Business is less than 10% of such entity’s total gross revenue, and (z) the Participant’s interest is directly or indirectly less than two percent (2%) of the Business;

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     (b) directly or indirectly, solicits for employment, employs or otherwise interferes with the relationship of the Company or any of its Affiliates with any natural person throughout the world who is or was employed by or otherwise engaged to perform services for the Company or any of its Affiliates at any time during the Participant’s employment with the Company or any Subsidiary (in the case of any such activity during such time) or during the twelve-month period preceding such solicitation, employment or interference (in the case of any such activity after the termination of the Participant’s employment); or
     (c) directly or indirectly, discloses or misuses any confidential information of the Company or any of its Affiliate (such activities to be collectively referred to as “Wrongful Conduct”), then any Options and Stock Appreciation Rights granted to the Participant hereunder, to the extent they remain unexercised, shall automatically terminate and be canceled upon the date on which the Participant first engaged in such Wrongful Conduct and, in such case and in the case of the Participant’s termination for Cause, the Participant shall pay to the Company in cash any Financial Gain the Participant realized from exercising all or a portion of the Options and Stock Appreciation Rights granted hereunder within the period commencing six (6) months prior to the termination of the Participant’s employment and ending on the One-Year Date (such period, the “Wrongful Conduct Period”). For purposes of this Section 5.5, “Financial Gain” shall equal, on each date of exercise during the Wrongful Conduct Period, (i) with respect to Options, the excess of (A) the greater of (i) the Fair Market Value on the date of exercise and (ii) the Fair Market Value on the date of sale of the Option shares, over (B) the exercise price, multiplied by the number of shares of Common Stock subject to such Award (without reduction for any shares of Common Stock surrendered or attested to), and (II) with respect to Stock Appreciation Rights, the excess of (A) the Fair Market Value on the date of exercise, over (B) the exercise price, multiplied by the number of shares of Common Stock subject to such Award. Unless otherwise determined by the Committee at or after the grant date, each Award Agreement evidencing the grant of Options and/or Stock Appreciation Rights shall provide for the Participant’s consent to and authorization of the Company and the Subsidiaries to deduct from any amounts payable by such entities to such Participant any amounts the Participant owes to the Company under this Section 5.5. This right of set-off is in addition to any other remedies the Company may have against the Participant for the Participant’s breach of this Section 5.5. The Participant’s obligations under this Section 5.5 shall be cumulative (but not duplicative) of any similar obligations the Participant has under this Plan, any Award Agreement or any other agreement with the Company or any Subsidiary.
ARTICLE VI
Performance Stock, Performance Stock Units
and Performance Units
     6.1 Grant. Performance Stock, Performance Stock Units and Performance Units may be granted to Participants at such time or times as shall be determined by the Committee. The grant date of any Performance Stock, Performance Stock Units or Performance Units under the Plan will be the date on which such Performance Stock, Performance Stock Units or Performance Units are awarded by the Committee or on such other future date as the Committee shall determine in its sole discretion. Performance Stock, Performance Stock Units and Performance Units shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock or number of Performance Units, as the case may be, to which the Performance Stock, Performance Stock Units and the Performance Units pertain, the Restriction Period, and such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. No shares of Common Stock will be issued at the time an Award of Performance Stock Units or Performance Units is made, and the Company shall not be required to set aside a fund for the payment of any such Award.
     6.2 Vesting.
     (a) In General. Performance Stock, Performance Stock Units and Performance Units granted to a Participant under the Plan shall be subject to a Restriction Period, which shall lapse upon the attainment of specified performance objectives or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date. The Committee shall establish the performance objectives upon which the Restriction Period shall lapse, which, in the case of any such Award intended to qualify as “performance-based” compensation under Section 162(m) of the Code and the regulations thereunder, shall be established no later than the 90th day after the applicable Performance Period begins (or such other date as may be required or permitted under section 162(m) of the Code.

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     (b) Performance Objectives. The performance objectives for any grant of Performance Stock, Performance Stock Units or Performance Units will be based upon the relative or comparative achievement of one or more of the following criteria, or such other criteria, as may be determined by the Committee: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel.
     (c) Special Rules Relating to Performance Objectives. Performance objectives may be established on a Company-wide basis or with respect to one or more Company business units or divisions, or Subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing performance objectives for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally acceptable accounting principals including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act.
     (d) Certification of Attainment of Performance Objectives. The Restriction Period with respect to any Performance Stock, Performance Stock Units or Performance Units shall lapse upon the written certification by the Committee that the performance objective or objectives for the applicable Performance Period have been attained. The Committee may provide at the time of grant that if the performance objective or objectives are attained in part, the Restriction Period with respect to a specified portion (which may be zero) of the any Performance Stock, Performance Stock Units or Performance Units will lapse.
     (e) Newly Eligible Participants. Notwithstanding anything in this Article VI to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive an Award of Performance Stock, Performance Stock Units or Performance Units after the commencement of a Performance Period.
     6.3 Additional Provisions Relating to Performance Stock.
     (a) Restrictions on Transferability. Except as provided in Section 12.1 or in an Award Agreement, no Performance Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Restricted Period. Thereafter, Performance Stock may only be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all applicable securities laws, the Award Agreement, and any other agreement to which the Performance Stock is subject. The Committee shall require that any stock certificates evidencing any Performance Stock be held in the custody of the Secretary of the Company until the applicable Restriction Period lapses, and that, as a condition of any grant of Performance Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such Award. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Performance Stock or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 6.3, shall be void and of no effect.
     (b) Legend. Each certificate evidencing shares of Common Stock subject to an Award of Performance Stock shall be registered in the name of the Participant holding such Performance Stock and shall bear the following (or similar) legend:

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     “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE SALLY BEAUTY HOLDINGS 2007 STOCK INCENTIVE PLAN AND THE RELATED AWARD AGREEMENT AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH SUCH PLAN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”
     (c) Rights as a Stockholder. The Committee shall determine whether and to what extent dividends and distributions will be credited to the account of, or to paid currently to, a Participant receiving an Award of Performance Stock. Unless otherwise determined by the Committee at or after the grant date (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Performance Stock on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date. Any additional Performance Stock shall be subject to the same terms and conditions as are applicable in respect of the Performance Stock with respect to which such dividends or distributions were payable, and, (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Performance with respect to which they were paid. A Participant holding outstanding Performance Stock shall be entitled to exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period in which such shares remain subject to the Restriction Period.
     6.4 Additional Provisions Relating to Performance Stock Units.
     (a) Restrictions on Transferability. Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Performance Stock Units, no Performance Stock Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Upon issuance of such certificate or certificates and if such shares of Common Stock remain subject to the Restriction Period, such shares shall be subject to the provisions of Section 6.3 until the lapse of the Restriction Period. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Performance Stock Units or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 6.4, shall be void and of no effect.
     (b) Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or to paid currently to, a Participant receiving an Award of Performance Stock Units. Unless otherwise determined by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Performance Stock Units on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date. Any additional Performance Stock Units shall be subject to the same terms and conditions as are applicable in respect of the Performance Stock Units with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares of Common Stock and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Performance with respect to which they were paid. Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Performance Stock Units, or otherwise determined by the Committee at or after the grant date, a Participant holding outstanding Performance Stock Units shall not be entitled to exercise any voting rights and any other rights as a stockholder with respect to the shares of Common Stock underlying such Award.
     (c) Settlement of Performance Stock Units. Unless the Committee determines otherwise at or after the grant date, as soon as reasonably practicable after the lapse of the Restriction Period with respect to any Performance Stock Units then held by a Participant, the Company shall issue to the Participant the shares of Common Stock underlying such Performance Stock Units (plus additional shares of Common Stock for each Performance Stock Unit credited in respect of dividends or distributions) or, if the Committee so determines in its sole discretion, an amount in cash equal to the Fair Market Value of such shares of Common Stock. Upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of the shares of Common Stock or cash otherwise deliverable upon settlement of Performance Stock Units.

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     6.5 Additional Provisions Relating to Performance Units.
     (a) Restrictions on Transferability. No Performance Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Performance Units or any interest therein or any rights relating thereto shall be void and of no effect.
     (b) Settlement of Performance Units. Unless the Committee determines otherwise at or after the grant date, as soon as reasonably practicable after the lapse of the Restriction Period with respect to any Performance Units then held by a Participant, the Company shall deliver to the Participant a cash payment equal to the value of such Award or, if the Committee has so determined, a number of shares of Common Stock, which shares shall have a Fair Market Value equal to the value of such Award. Upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of cash or the shares of Common Stock otherwise deliverable upon settlement of Performance Units.
     6.6 Termination of Employment.
     (a) Death or Disability. Unless otherwise determined by the Committee at or after the grant date, if a Participant’s employment terminates by reason of such Participant’s death or Disability, the Participant or, as the case may be, the Participant’s estate, shall retain a portion of his or her Performance Stock, Performance Stock Units and Performance Units equal to the number of shares or units underlying each Award multiplied by a fraction, the numerator of which is the number of days elapsed from the commencement of the applicable Performance Period through the date of termination, and the denominator of which is the number of days in such Performance Period (each a “Retained Award”), and the remainder of each Award shall be forfeited and canceled as of the date of such termination. The Restriction Period on a Retained Award shall lapse upon completion of the applicable Performance Period to the extent that applicable performance objectives are attained.
     (b) Retirement. Unless otherwise determined by the Committee at or after the grant date, if a Participant’s employment terminates due to his or her Retirement, any Performance Stock, Performance Stock Units and Performance Units for which the Restriction Period has not then lapsed shall be forfeited and canceled as of the date of such termination of employment. Notwithstanding the foregoing provisions of this Section 6.6(b), if the Participant agrees to be bound by certain restrictive covenants, including non-competition, non-solicitation, non-disclosure and non-disparagement covenants, the Participant shall retain a portion of his or her Performance Stock, Performance Stock Units and Performance Units equal to the number of shares or units underlying each Award multiplied by a fraction, the numerator of which is the number of days elapsed from the commencement of the applicable Performance Period through the date of his or her Retirement, and the denominator of which is the number of days in such Performance Period (each a “Retained Retirement Award”), and the remainder of each Award shall be forfeited and canceled as of the date of such Retirement. Subject to the Participant’s compliance with such covenants, the Restriction Period on the Retained Retirement Awards shall lapse upon completion of the applicable Performance Period for such Retained Retirement Award. If (i) the Participant violates any restrictive covenants during the remaining Performance Period, or (ii) if, following the date of the Participant’s Retirement, circumstances exist such that the Participant’s employment could have been terminated for cause, in each case, as determined by the Committee in its sole discretion, all Performance Stock, Performance Stock Units and Performance Units for which the Restriction Period has not then lapsed shall be immediately forfeited and canceled as of the date of such violation or termination.
     (c) Any Other Reason. Unless otherwise determined by the Committee at or after the grant date, if a Participant’s employment is terminated for any reason other than one described in Sections 6.6(a) and (b), any Performance Stock, Performance Stock Units and Performance Units granted to such Participant shall be immediately forfeited and canceled as of the date of such termination of employment.

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ARTICLE VII
Restricted Stock and Restricted Stock Units
     7.1 Grant. Restricted Stock and Restricted Stock Units may be granted to Participants at such time or times as shall be determined by the Committee. The grant date of any Restricted Stock or Restricted Stock Units under the Plan will be the date on which such Restricted Stock or Restricted Stock Units are awarded by the Committee or on such other future date as the Committee shall determine in its sole discretion. Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Restricted Stock and the Restricted Stock Units pertain (and, if applicable, whether such Award may be payable in cash), the Restriction Period, and such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. No shares of Common Stock will be issued at the time an Award of Restricted Stock Units is made and the Company shall not be required to set aside a fund for the payment of any such Award.
     7.2 Vesting. Restricted Stock and Restricted Stock Units granted to a Participant under the Plan shall be subject to a Restriction Period, which shall lapse upon the performance of a minimum period of service, or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date; provided that, except as otherwise provided in this Plan or in connection with newly hired individual or a Replacement Award, the Restriction Period on any Restricted Stock or Restricted Stock Units shall not lapse prior to a Participant’s completion of one year of service to the Company or any Subsidiary.
     7.3 Additional Provisions Relating to Restricted Stock.
     (a) Restrictions on Transferability. Except as provided in Section 12.1 or in an Award Agreement, no Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Restricted Period. Thereafter, Restricted Stock may only be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all applicable securities laws, the Award Agreement, and any other agreement to which the Restricted Stock is subject. The Committee shall require that any stock certificates evidencing any Restricted Stock be held in the custody of the Secretary of the Company until the applicable Restriction Period lapses, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the share covered by such Award. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Restricted Stock or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 7.3, shall be void and of no effect.
     (b) Legend. Each certificate evidencing shares of Common Stock subject to an Award of Restricted Stock shall be registered in the name of the Participant holding such Restricted Stock and shall bear the legend (or similar legend) as specified in Section 6.3(b).
     (c) Rights as a Stockholder. Unless otherwise determined by the Committee at or after the grant date, a Participant holding outstanding Restricted Stock shall be entitled to (i) receive all dividends and distributions paid in respect of shares of Common Stock underlying such Award; provided that, if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Restricted Stock with respect to which they were paid, and (ii) exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period in which such shares remain subject to the Restriction Period.
     7.4 Additional Provisions Relating to Restricted Stock Units.
     (a) Restrictions on Transferability. Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Restricted Stock Units, no Restricted Stock Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Upon issuance of such certificate or certificates and if such shares of Common Stock remain subject to the Restriction Period, such shares shall be subject to the provisions of Section 7.3 until the lapse of the Restriction Period. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Restricted Stock Units or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 7.4, shall be void and of no effect.

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     (b) Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or to paid currently to, a Participant receiving an Award of Restricted Stock Units. Unless otherwise determined by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Restricted Stock Units on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date, and such additional Restricted Stock Units shall be subject to the same terms and conditions as are applicable in respect of the Restricted Stock Units with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Restricted Stock with respect to which they were paid. Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Restricted Stock Units, or otherwise determined by the Committee at or after the grant date, a Participant holding outstanding Restricted Stock Units shall not be entitled to exercise any voting rights and any other rights as a stockholder with respect to the shares of Common Stock underlying such Award.
     (c) Settlement of Restricted Stock Units. Unless the Committee determines otherwise at or after the grant date, as soon as reasonably practicable after the lapse of the Restriction Period with respect to any Restricted Stock Units, the Company shall issue the shares of Common Stock underlying such Restricted Stock Unit (plus additional shares of Common Stock for each Restricted Stock Units credited in respect of dividends or distributions) or, if the Committee so determines in its sole discretion, an amount in cash equal to the Fair Market Value of such shares of Common Stock. Upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of the shares of Common Stock or cash otherwise deliverable upon settlement of Restricted Stock Units.
     7.5 Termination of Employment.
     (a) Death or disability. Unless otherwise determined by the Committee at or after the grant date, if a Participant’s employment is terminated due to his or her death or Disability during the Restriction Period, the portion of the shares of Common Stock underlying any Awards of Restricted Stock and Restricted Stock Units then held by such Participant that vests on the next vesting date after the date of such Participant’s termination shall no longer be subject to the Restriction Period, and all Restricted Shares and Restricted Stock Units for which the Restriction Period has not then lapsed shall be forfeited and canceled as of the date of such termination.
     (b) Retirement. Unless otherwise determined by the Committee at or after the grant date, if a Participant’s employment terminates due to the Participant’s Retirement, any Restricted Stock and Restricted Stock Units held by such Participant for which the Restriction Period has not then expired shall be forfeited and canceled as of the date of such termination. Notwithstanding the foregoing, if the Participant agrees to be bound by certain restrictive covenants, including non-competition, non-solicitation, non-disclosure and non-disparagement covenants, the Participant’s Restricted Stock and Restricted Stock Units shall, for a period of 36 months following the date of such Retirement, continue to vest in accordance with their respective terms during such three-year period as if such Participant’s employment had not terminated due to his or her Retirement. If the Participant violates any such restrictive covenants during such three-year period, as determined by the Committee in its sole discretion, all unvested Restricted Stock and Restricted Stock Units held by the Participant shall be immediately forfeited and canceled as of the date of such violation.
     (c) Any Other Reason. Unless otherwise determined by the Committee at or after the grant date, if a Participant’s employment is terminated for any other reason during the Restriction Period, any Restricted Stock and Restricted Stock Units held by such Participant for which the Restriction Period has not then expired shall be forfeited and canceled as of the date of such termination.

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ARTICLE VIII
Deferred Stock
     8.1 In General. Freestanding Deferred Stock may be granted to Participants at such time or times as shall be determined by the Committee without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. The grant date of any freestanding Deferred Stock under the Plan will be the date on which such freestanding Deferred Stock is awarded by the Committee or on such other future date as the Committee shall determine in its sole discretion. In addition, on fixed dates established by the Committee and subject to such terms and conditions as the Committee shall determine, the Committee may permit a Participant to elect to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus (“Deferred Annual Amount”) payable by the Company or a Subsidiary and receive in lieu thereof an Award of elective Deferred Stock equal to the greatest whole number which may be obtained by dividing (i) the amount of the Deferred Annual Amount, by (ii) the Fair Market Value of one share of Common Stock on the date of payment of such compensation and/or annual bonus. Deferred Stock shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Deferred Stock pertains, and such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Upon the grant of Deferred Stock pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of shares of Deferred Stock awarded to the Participant. No shares of Common Stock will be issued to the Participant at the time an award of Deferred Stock Units is granted.
     8.2 Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or paid currently to, a Participant receiving an Award of Deferred Stock. Unless otherwise provided by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Deferred Stock on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date, and such additional Deferred Stock shall be subject to the same terms and conditions as are applicable in respect of the Deferred Stock with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Deferred Stock with respect to which they were paid. A Participant shall not have any rights as a stockholder in respect of Deferred Stock awarded pursuant to the Plan (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the shares of Common Stock attributable to such Deferred Stock have been issued to such Participant or his beneficiary.
     8.3 Restrictions on Transferability. Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Deferred Stock, no Deferred Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Deferred Stock or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 8.3, shall be void and of no effect.
     8.4 Vesting. Unless the Committee provides otherwise at or after the grant date, the portion of each Award of Deferred Stock that consists of freestanding Deferred Stock, together with any Dividend Equivalents credited with respect thereto, will be subject to a Restriction Period that shall lapse based on the performance of a minimum period of service or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date. Notwithstanding the immediately preceding sentence, the Board may accelerate the lapse of the Restriction Period of any freestanding Deferred Stock at or after the grant date. The portion of each Award of Deferred Stock that consists of elective Deferred Stock, together with any Dividend Equivalents credited with respect thereto, shall not be subject to any Restriction Period and shall be non-forfeitable at all times.

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     8.5 Settlement. Subject to Articles Article IX and Article XII, and the last sentence of Section 8.1, unless the Committee determines otherwise at or after the grant date, the Company shall issue the shares of Common Stock underlying any of a Participant’s freestanding Deferred Stock (and related Dividend Equivalents) for which the Restriction Period shall have lapsed on or prior to the date of such Participant’s termination of employment with the Company and any Subsidiary, other than a termination for Cause, as soon as administratively practicable, but not later than 90 days, following the date of such termination of employment (or on such earlier date as the Committee shall permit or such later date as may be elected by the Participant in accordance with the rules and procedures of the Board). In the event of the termination of a Participant’s employment with the Company and the Subsidiaries for Cause, the Participant shall immediately forfeit all rights with respect to any shares of freestanding Deferred Stock (and related Dividend Equivalents) credited to his account, whether or not the Restriction Period shall have then lapsed. Subject to Articles Article IX and Article XII, and the last sentence of Section 8.1, unless the Committee determines otherwise at or after the grant date, the Company shall issue the shares of Common Stock underlying any of a Participant’s elective Deferred Stock (and related Dividend Equivalents) credited to such Participant’s account under the Plan as soon as administratively practicable, but not later than 90 days, following the date of such Participant’s termination of employment (or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). The Committee may provide in the Award Agreement applicable to any Award of Deferred Stock that, in lieu of issuing shares of Common Stock in settlement of any Deferred Stock, the Committee may direct the Company to pay to the Participant the Fair Market Value of the shares of Common Stock corresponding to such Deferred Stock in cash. For each share of Common Stock received in settlement of Deferred Stock, the Company shall deliver to the Participant a certificate representing such share of Common Stock, bearing appropriate legends, if applicable. Notwithstanding anything to the contrary in this Section 8.5, the Committee may accelerate the distribution of any and all shares of Common Stock subject to any Award of Deferred Stock prior to the time otherwise specified in this Section 8.5.
     8.6 Further Deferral Elections. A Participant may elect to further defer receipt of shares of Common Stock issuable in respect of Deferred Stock (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion.
ARTICLE IX
Change in Control
     9.1 Accelerated Vesting and Payment.
     (a) In General. Unless the Committee otherwise determines in the manner set forth in Section 9.2, upon the occurrence of a Change in Control, (i) all Options and Stock Appreciation Rights shall become exercisable, (ii) the Restriction Period on all Restricted Stock, Restricted Stock Units and freestanding Deferred Stock shall lapse immediately prior to such Change of Control, (iii) shares of Common Stock underlying Awards of Restricted Stock Units and Deferred Stock shall be issued to each Participant then holding such Award immediately prior to such Change in Control or, at the discretion of the Committee (as constituted immediately prior to the Change in Control) (iv) each such Option, SAR, Restricted Stock Unit and/or Deferred Stock award shall be canceled in exchange for an amount equal to the product of (A)(i) in the case of Options and Stock Appreciation Rights, the excess, if any, of the product of the Change in Control Price over the exercise price for such Award, and (ii) in the case of other such Awards, the Change in Control Price, multiplied by (B) the aggregate number of shares of Common Stock covered by such Award.
     (b) Performance Stock, Performance Stock Units and Performance Units. Unless the Committee otherwise determines at the time of grant of Performance Stock, Performance Stock Units or Performance Units, in the event of a Change in Control, (A) any Performance Period in progress at the time of the Change in Control for which Performance Stock, Performance Stock Units or Performance Units are outstanding shall end effective upon the occurrence of such Change in Control and (B) all Participants granted such Awards shall be deemed to have earned a pro rata award equal to the product of (i) such Participant’s target award opportunity with respect to such Award for the Performance Period in question and (ii) the percentage of performance objectives achieved as of the date on which the Change in Control occurs or, at the discretion of the Committee (as constituted immediately prior to the Change in Control) (C) each such Performance Stock Unit shall be canceled in exchange for an amount equal to the

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product of (i) the Change in Control Price, multiplied by (ii) the aggregate number of shares of Common Stock covered by such Performance Stock Unit. Any Performance Stock, Performance Stock Unit and Performance Units for which the applicable pro rated performance objectives have not been achieved shall be forfeited and canceled as of the date of such Change in Control.
     (c) Timing of Payments. Payment of any amounts calculated in accordance with Sections 9.1(a) and (b) shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. For purposes hereof, the fair market value of one share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith.
     9.2 Alternative Awards. Notwithstanding Section 9.1, no cancellation, termination, acceleration of exercisability or vesting, lapse of any Restriction Period or settlement or other payment shall occur with respect to any outstanding Award (other than an award of Performance Stock, Performance Stock Units or Performance Units), if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award being hereinafter referred to as an “Alternative Award”) by the New Employer, provided that any Alternative Award must:
     (i) be based on shares of Common Stock that are traded on an established U.S. securities market;
     (ii) provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;
     (iii) have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and
     (iv) have terms and conditions which provide that in the event that the Participant suffers an involuntary termination within two years following the Change in Control any conditions on the Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Award held by such Participant shall be waived or shall lapse, as the case may be.
     9.3 Termination of Employment Prior to Change in Control. In the event that any Change in Control occurs as a result of any transaction described in clause (c) or (e) of the definition of such term, any Participant whose employment is terminated due to death or Disability on or after the date, if any, on which the shareholders of the Company approve such Change in Control transaction, but prior to the consummation thereof, may be treated, solely for purposes of this Plan (including, without limitation, this Article IX), as continuing in the Company’s employment until the occurrence of such Change in Control, and to have been terminated immediately thereafter.
ARTICLE X
Stockholder Rights
     Notwithstanding anything to the contrary in the Plan, no Participant or Permitted Transferee shall have any voting or other rights as a stockholder of the Company with respect to any Common Stock covered by any Award until the issuance of a certificate or certificates to the Participant for such Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

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ARTICLE XI
Effective Date, Amendment, Modification,
and Termination of Plan
     The Plan shall be effective upon its adoption by the Board and approval by a majority of the stockholders of the Company, and shall continue in effect, unless sooner terminated pursuant to this Article XI, until the tenth anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board or the Committee may at any time terminate or suspend the Plan, and from time to time may amend or modify the Plan; provided that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of Directors is present in person or by proxy, no amendment or modification to the Plan may (i) materially increase the benefits accruing to participants under the Plan, (ii) except as otherwise expressly provided in Section 4.4, materially increase the number of shares of Common Stock subject to the Plan or the individual Award limitations specified in Section 4.3, (iii) modify the restrictions provided in Section 4.5, or (iv) materially modify the requirements for participation in the Plan. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.
ARTICLE XII
Miscellaneous Provisions
     12.1 Nontransferability of Awards. No Award shall be assignable or transferable except by will or the laws of descent and distribution; provided that the Committee may permit (on such terms and conditions as it shall establish) in its sole discretion a Participant to transfer an Award for no consideration to the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (individually, a “Permitted Transferee”). Except to the extent required by law, no Award shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.
     12.2 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to or exercised by the Participant’s surviving spouse, if any, or otherwise to or by his or her estate.
     12.3 No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.
     12.4 Tax Withholding. The Company shall have the right and power to deduct from all amounts paid to a Participant in cash or shares (whether under this Plan or otherwise) or to require a Participant to remit to the Company promptly upon notification of the amount due, an amount (which may include shares of Common Stock) to satisfy the minimum federal, state or local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award under this Plan. In the case of any Award satisfied in the form of shares of Common Stock, no shares of Common Stock shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy the statutory minimum withholding tax obligations applicable with

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respect to such Award. The Company may defer payments of cash or issuance or delivery of Common Stock until such requirements are satisfied. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, shares of Common Stock (including shares of Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld (provided that such amount shall not be in excess of the minimum amount required to satisfy the statutory withholding tax obligations).
     12.5 Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Common Stock is listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of shares of Common Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of shares of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or shares of Common Stock issuable thereunder) that shall lapse because of such postponement.
     12.6 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.
     12.7 No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.
     12.8 Deferrals. The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award other than an ISO.
     12.9 409A Compliance. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on participants of immediate tax recognition and additional taxes pursuant to such Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A applies to any such Award in a manner that results in adverse tax consequences for the participant or any of his beneficiaries or transferees.
     12.10 Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.
     12.11 Severability; Blue Pencil. In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction

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such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.
     12.12 No Impact On Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.
     12.13 No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) to limit the right or power of the Company, or any Subsidiary to take any action which such entity deems to be necessary or appropriate.
     12.14 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

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ANNEX III
SALLY BEAUTY HOLDINGS, INC.
ANNUAL INCENTIVE PLAN
2007
SECTION 1
Purpose
     The purpose of the Sally Beauty Holdings Annual Incentive Plan is to permit Sally Beauty Holdings, Inc. (the “Company”), through awards of annual incentive compensation that satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code, to attract and retain executives and to motivate these executives to promote the profitability and growth of the Company.
SECTION 2
Definitions
     “Award” shall mean the amount granted to a Participant by the Committee for a Performance Period.
     “Board” shall mean the Board of Directors of the Company, or the successor thereto.
     “Code” shall mean the Internal Revenue Code of 1986, as amended.
     “Committee” shall mean the Compensation Committee of the Board or any subcommittee thereof which meets the requirements of Section 162(m)(4)(C) of the Code.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     “Executive” shall mean any “covered employee” (as defined in Section 162(m) of the Code) and, in the discretion of the Committee, any other executive officer of the Company or its Subsidiaries.
     “Operating Income” shall mean, for each Performance Period, the operating income of the Company as reported in the Company’s audited consolidated financial statements for the Performance Period, with such adjustments for such Performance Period as the Committee may provide for prior to the commencement thereof, or at such later time as may be permitted by applicable provisions of the Code (which adjustments may include effects of charges for restructurings, discontinued operations, extraordinary items, other unusual or non-recurring items, and the cumulative effect of tax or accounting changes, each as determined in accordance with generally accepted accounting principles and identified in the financial statements, notes to the financial statements or management’s discussion and analysis).
     “Participant” shall mean, for each Performance Period, each Executive who has been selected by the Committee to participate in the Plan.
     “Performance Period” shall mean the Company’s fiscal year or any other period designated by the Committee with respect to which an Award may be granted.
     “Plan” shall mean this Sally Beauty Holdings Annual Incentive Plan, as amended from time to time.
     “Stock Plans” shall mean the Sally Beauty Holdings 2007 Omnibus Incentive Plan and any future equity compensation plans approved by the shareholders of the Company.

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SECTION 3
Administration
     The Committee shall administer the Plan and shall have full authority to interpret the Plan, to establish rules and regulations relating to the operation of the Plan, to select Participants, to determine the amounts of any Awards and to make all determinations and take all other actions necessary or appropriate for the proper administration of the Plan. The Committee’s interpretation of the Plan, and all actions taken within the scope of its authority, shall be final and binding on the Company, its stockholders and Participants, Executives, former Executives and their respective successors and assigns. No member of the Committee shall be eligible to participate in the Plan.
SECTION 4
Determination of Awards
     (a) Prior to the beginning of each Performance Period, or at such later time as may be permitted by applicable provisions of the Code, the Committee shall establish the Executives or class of Executives who will be Participants in the Plan. For each Performance Period the Award payable to the Chief Executive Officer of the Company is 1% of Operating Income with respect to such Performance Period, and the Award payable to each other Participant is 0.5% of Operating Income with respect to such Performance Period.
     (b) Following the end of each Performance Period, and before any payments are made under the Plan, the Committee shall certify in writing (i) that the Company has positive Operating Income for such Performance Period and (ii) the amount of the maximum Awards provided for in paragraph (a) of this section.
     (c) Following the certification required by paragraph (b) of this section, the Committee may determine to grant to any Participant an Award, which may not exceed the amount determined in accordance with paragraph (a) of this section for such Participant. The Committee may reduce or eliminate the Award granted to any Participant based on factors determined by the Committee, including but not limited to, performance against financial goals and the Participant’s personal performance.
SECTION 5
Payment of Awards
     Each Participant shall be eligible to receive, as soon as practicable after the amount of such Participant’s Award for a Performance Period has been determined, payment of the Award in cash, stock, restricted stock, options, other stock-based or stock-denominated units or any combination thereof determined by the Committee; provided that, if a Participant’s employment with the Company terminates prior to the conclusion of a Performance Period, the Committee may determine, in its discretion, an amount to be paid to such Participant at the time of such termination. Equity or equity-based awards shall be granted under the terms and conditions of one or more of the Company’s Stock Plans. Payment of the award may be deferred in accordance with a written election by the Participant pursuant to procedures established by the Committee.
SECTION 6
Amendments
     The Committee may amend the Plan at any time and from time to time, provided that no such amendment that would require the consent of the stockholders of the Company pursuant to Section 162(m) of the Code, New York Stock Exchange listing rules or the Exchange Act, or any other applicable law, rule or regulation, shall be effective without such consent. No amendment which adversely affects a Participant’s rights to, or interest in, an Award granted prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto in writing.

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SECTION 7
Termination
     The Committee may terminate this Plan at any time but in no event shall the termination of the Plan adversely affect the rights of any Participant to a previously granted Award without such Participant’s written consent.
SECTION 8
Other Provisions
     (a) No Executive or other person shall have any claim or right to be granted an Award under this Plan until such Award is actually granted. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Executive any right to be retained in the employ of the Company. Nothing contained in this Plan shall limit the ability of the Company to make payments or awards to Executives under any other plan, agreement or arrangement.
     (b) The rights and benefits of a Participant hereunder are personal to the Participant and, except for payments made following a Participant’s death, shall not be subject to any voluntary or involuntary alienation, assignment, pledge, transfer, encumbrance, attachment, garnishment or other disposition.
     (c) Awards under this Plan shall not constitute compensation for the purpose of determining participation or benefits under any other plan of the Company unless specifically included as compensation in such plan.
     (d) The Company shall have the right to deduct from Awards any taxes or other amounts required to be withheld by law.
     (e) Nothing contained in the Plan shall be construed to prevent the Company or any of its subsidiaries from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan and nothing in the Plan shall be deemed to limit or restrict the ability of the Company or any of its subsidiaries from establishing any compensation plan or arrangement, or making any payment, or granting any award to any Executive or other person. No employee, beneficiary or other person shall have any claim against the Company or any of its subsidiaries as a result of any such action.
     (f) All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of New York without regard to principles of conflict of laws.
     (g) No member of the Committee or the Board, and no officer, employee or agent of the Company shall be liable for any act or action hereunder, whether of commission or omission, taken by any other member, or by any officer, agent, or employee, or, except in circumstances involving bad faith, for anything done or omitted to be done in the administration of the Plan.
SECTION 9
Effective Date
     The Plan shall be effective as of [          ], subject to approval by the stockholders of the Company in accordance with Section 162(m) of the Code.

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